FIDELITY
BLUE CHIP GROWTH
FUND

ANNUAL REPORT
JULY 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  24  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  28  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          29

OF SPECIAL NOTE        30

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of September 30, 1998.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY BLUE CHIP GROWTH         19.30%       182.70%       560.75%

S&P 500 (registered trademark)    20.20%       220.67%       396.75%

Growth Funds Average              18.63%       167.08%       318.64%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,067 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY BLUE CHIP GROWTH      19.30%       23.10%        20.78%

S&P 500                        20.20%       26.25%        17.38%

Growth Funds Average           18.63%       21.27%        14.98%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Blue Chip Growth            S&P 500
             00312                       SP001
  1989/07/31      10000.00                    10000.00
  1989/08/31      10243.36                    10196.00
  1989/09/30      10496.82                    10154.20
  1989/10/31      10340.59                     9918.62
  1989/11/30      10519.13                    10120.96
  1989/12/31      10609.49                    10363.86
  1990/01/31       9720.97                     9668.45
  1990/02/28       9984.52                     9793.17
  1990/03/31      10481.48                    10052.69
  1990/04/30      10383.60                     9801.37
  1990/05/31      11558.25                    10757.01
  1990/06/30      11821.79                    10683.86
  1990/07/31      11543.19                    10649.67
  1990/08/31      10549.25                     9686.94
  1990/09/30      10050.92                     9215.19
  1990/10/31       9990.51                     9175.56
  1990/11/30      10624.83                     9768.30
  1990/12/31      10980.97                    10040.84
  1991/01/31      11840.88                    10478.62
  1991/02/28      12754.06                    11227.84
  1991/03/31      13393.29                    11499.55
  1991/04/30      13248.70                    11527.15
  1991/05/31      13948.80                    12025.12
  1991/06/30      13248.70                    11474.37
  1991/07/31      14413.00                    12009.08
  1991/08/31      15044.62                    12293.69
  1991/09/30      14808.87                    12088.39
  1991/10/31      15105.96                    12250.37
  1991/11/30      14786.02                    11756.68
  1991/12/31      16999.53                    13101.65
  1992/01/31      16464.71                    12857.96
  1992/02/29      16541.11                    13025.11
  1992/03/31      16090.34                    12771.12
  1992/04/30      16304.27                    13146.59
  1992/05/31      16640.44                    13211.01
  1992/06/30      16159.10                    13014.17
  1992/07/31      16823.80                    13546.45
  1992/08/31      16648.08                    13268.74
  1992/09/30      16869.15                    13425.32
  1992/10/31      17103.33                    13472.30
  1992/11/30      18001.04                    13931.71
  1992/12/31      18048.68                    14103.07
  1993/01/31      18088.20                    14221.54
  1993/02/28      17969.62                    14414.95
  1993/03/31      18839.24                    14719.10
  1993/04/30      19139.66                    14362.90
  1993/05/31      20143.68                    14747.83
  1993/06/30      20333.42                    14790.60
  1993/07/31      20333.42                    14731.43
  1993/08/31      21598.33                    15289.75
  1993/09/30      22047.79                    15172.02
  1993/10/31      22294.23                    15486.08
  1993/11/30      21616.51                    15338.97
  1993/12/31      22471.11                    15524.57
  1994/01/31      23363.63                    16052.40
  1994/02/28      23382.23                    15617.38
  1994/03/31      22647.76                    14936.47
  1994/04/30      23317.15                    15127.65
  1994/05/31      23614.66                    15375.75
  1994/06/30      22796.51                    14999.04
  1994/07/31      23372.93                    15491.01
  1994/08/31      24637.34                    16126.14
  1994/09/30      24564.16                    15731.05
  1994/10/31      25698.18                    16085.00
  1994/11/30      24357.98                    15499.18
  1994/12/31      24684.51                    15729.04
  1995/01/31      24066.21                    16136.89
  1995/02/28      24865.24                    16765.74
  1995/03/31      25911.60                    17260.50
  1995/04/30      26872.34                    17768.82
  1995/05/31      27471.62                    18479.04
  1995/06/30      28993.60                    18908.31
  1995/07/31      31000.70                    19535.31
  1995/08/31      31324.12                    19584.34
  1995/09/30      31669.05                    20410.80
  1995/10/31      30871.59                    20337.94
  1995/11/30      31938.19                    21230.77
  1995/12/31      31689.04                    21639.68
  1996/01/31      32121.59                    22376.29
  1996/02/29      31864.12                    22583.72
  1996/03/31      32255.47                    22801.20
  1996/04/30      32430.55                    23137.29
  1996/05/31      33089.66                    23734.00
  1996/06/30      33192.65                    23824.43
  1996/07/31      31678.74                    22771.86
  1996/08/31      32502.64                    23252.12
  1996/09/30      34444.72                    24560.75
  1996/10/31      34957.66                    25238.14
  1996/11/30      37488.88                    27145.89
  1996/12/31      36562.49                    26608.13
  1997/01/31      38687.56                    28270.60
  1997/02/28      38452.69                    28492.25
  1997/03/31      36562.49                    27321.50
  1997/04/30      38788.23                    28952.59
  1997/05/31      41058.70                    30715.23
  1997/06/30      42680.47                    32091.27
  1997/07/31      46091.78                    34644.77
  1997/08/31      43787.75                    32703.97
  1997/09/30      45968.47                    34495.17
  1997/10/31      44443.50                    33343.03
  1997/11/30      45806.73                    34886.48
  1997/12/31      46441.99                    35485.48
  1998/01/31      47312.92                    35877.95
  1998/02/28      50690.73                    38465.47
  1998/03/31      52938.68                    40435.28
  1998/04/30      53385.92                    40842.06
  1998/05/31      52326.68                    40139.99
  1998/06/30      55174.87                    41770.47
  1998/07/31      55386.72                    41325.62
  1998/08/31      47195.23                    35350.76
  1998/09/30      50735.94                    37615.33
  1998/10/31      54163.87                    40674.96
  1998/11/30      57852.63                    43140.27
  1998/12/31      62584.67                    45626.01
  1999/01/31      65789.05                    47534.09
  1999/02/28      63168.41                    46056.73
  1999/03/31      66161.65                    47899.46
  1999/04/30      66111.97                    49754.61
  1999/05/31      64012.98                    48579.90
  1999/06/30      67863.20                    51276.09
  1999/07/30      66074.71                    49675.25
IMATRL PRASUN   SHR__CHT 19990731 19990811 141854 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Blue Chip Growth Fund on July 31, 1989. As the chart shows, by July 31, 1999, the value of the investment would have grown to $66,075 - a 560.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,675 - a 396.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Federal Reserve Board policy,
Internet stock mania and Y2K
concerns all played key roles in
the direction of the U.S. equity
market for the 12 months that ended
July 31, 1999. As we entered the
period, investors were still leery of
troubled overseas markets and
overall liquidity. The Fed then made
three successive interest-rate cuts
in the fall and confidence was
restored. The second quarter of 1999
saw more sharing of the market's
gains by smaller stocks, many of
which rely on borrowed money to
fund their growth. The Russell 2000
Index - a measure of small-stock
performance - handily outpaced
the large-cap oriented Standard &
Poor's 500 Index during that time.
For the entire 12 months, though, the
S&P 500(registered trademark) returned 20.20%, while the Russell 2000 could only muster
7.41%. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - returned 21.88%. Internet
stocks continued to attract investors,
with many stock valuations peaking
around April, then cooling off some
as the period ended. Technology
stocks prospered - the tech-heavy
NASDAQ index returned a tidy
41.42% during the period - as did
telecommunications stocks with
Internet exposure. Y2K concerns
mounted toward the end of the
period, as many investors
anticipated a spending freeze within
the technology sector.

(photograph of John McDowell)

An interview with John McDowell, Portfolio Manager of Fidelity Blue Chip Growth Fund

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended July 31, 1999, the fund had a total return of 19.30%. That slightly lagged the total return of the fund's benchmark, the Standard & Poor's 500 Index, which posted a return of 20.20% during the same period. The fund outpaced the growth funds average, which was up 18.63% during the period, as measured by Lipper Inc.

Q. WHAT WERE THE MAJOR FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE RELATIVE TO THE S&P 500 INDEX?

A. Most of the fund's relative performance can be attributed to three sectors: financial services, health care and technology. Because I invest most heavily in the growth sectors of the market, including technology and health care, stocks from these sectors tend to be well-represented in the fund. While the performance of technology stocks was particularly volatile over the past year, they generally performed well, especially Internet stocks. America Online was the fund's single biggest contributor over the past 12 months. I did, however, cut back my AOL position significantly from late 1998 to early 1999 as the stock's valuation increased and as I became more concerned about the possible slowdown in subscriber growth. Weakness in the health care sector offset strength in technology. Slowing earnings growth hurt several hospital and pharmaceutical stocks. In a period where the S&P 500 was up over 20%, all the major U.S. pharmaceutical stocks underperformed, and three - Warner-Lambert, Pfizer and Eli Lilly - actually posted declines.

Q. HOW DID THE FINANCE SECTOR FARE?

A. As a group, financial services stocks made up one of the market's weakest sectors. Financial services is also one of the S&P's biggest sectors. Generally, most bank and insurance stocks do not meet my growth criteria, and I tend to have less exposure to these issues. Bank stocks were greatly impacted by the credit crisis in September and October of last year. While many of the larger banks have rebounded, they have not fully participated in the strong stock market. My modest exposure to the group's weak performance made the sector one of the biggest contributors to the fund's relative performance.

Q. THE FUND PERFORMED WELL AGAINST ITS PEER GROUP. WHAT WERE THE KEYS
HERE?

A. While it is difficult to generalize, cutting back on Internet positions earlier in 1999 likely had a positive impact on performance relative to my competitors. The average growth manager was probably somewhat more aggressive than I was, and therefore in all likelihood had more exposure to the Internet. If so, the recent decline in Internet stocks would have hurt the typical growth manager more than me.

Q. WHICH PARTICULAR HOLDINGS CONTRIBUTED WELL TO PERFORMANCE?

A. As I mentioned earlier, AOL was my biggest contributor. I owned a sizable position last year and was fortunate to cut it back early this year before the weakness in Internet stocks toward the end of the period. Positions in other technology stocks, including Xilinx, Cisco Systems, Linear Technology, Texas Instruments, EMC Corp., Micron Technology, Novellus Systems and Microsoft, also contributed.

Q. WHICH HOLDINGS DETRACTED?

A. Holdings in various health care and consumer stocks, including Eli Lilly, Warner-Lambert, Becton Dickinson and Gillette, hurt performance. The combination of a modest slowdown in earnings growth and higher interest rates caused these stocks to lag the market.

Q. WHAT IS YOUR INVESTMENT OUTLOOK? WHAT CHANGES DO YOU ANTICIPATE MAKING TO THE PORTFOLIO?

A. I try not to make broad predictions about future market performance. I do, however, have some observations. First, stock valuations are high. This is unusual in an environment of rising interest rates. Offsetting high interest rates, corporate earnings are accelerating from negative growth last year to low double-digit growth this year. Additionally, there is precious little hard evidence that inflation is indeed going to be a problem in the year ahead. If inflation does accelerate from here, I would expect the market, and growth stocks in particular, to be weak. The other big unknown factor on the horizon is technology spending. Year 2000 concerns may cause a slowdown in corporate technology spending in the second half of the year. So far, most of the companies I talk to have not seen any evidence to that effect. Since technology stocks make up such a large part of my investment universe, I am watching this closely, and it may have an impact on my positioning in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks growth of capital
over the long term by
investing mainly in common
stocks of well-known and
established companies

FUND NUMBER: 312

TRADING SYMBOL: FBGRX

START DATE: December 31,
1987

SIZE: as of July 31, 1999,
more than $23.6 billion

MANAGER: John McDowell,
since 1996; leader, Fidelity
Growth Funds Group;
manager, Fidelity Large-Cap
Stock Fund, 1995-1996;
joined Fidelity in 1985

JOHN MCDOWELL ON THE
NEAR-TERM PROSPECTS OF
CYCLICAL STOCKS:

"There has been debate about the
sustainability of the market rotation
into economically sensitive stocks
and small-caps. Over the long run,
growth and value stocks have
provided similar returns and small
stocks have outperformed large
stocks. Therefore, some investors
feel the recent strength in value
and small-cap stocks simply
reflects a reversal in performance
driven by their valuation disparity
compared to large growth stocks.

"Others view improving world growth
as evidence that inflation may be on
the rise. Higher inflation tends to
be bad for growth-stock valuations.
Additionally, higher inflation tends
to benefit cyclicals because they
can generally offset inflation with
higher prices, accelerating their
earnings growth.

"I expect aggregate earnings growth
to accelerate in the quarters ahead.
But will the market be strong as
well? Perhaps, but the key variable
is interest rates. Stock valuations
are at record-highs and need low
interest rates to be sustained. If
inflation picks up and rates rise,
stock valuations are at risk
regardless of earnings growth. In
the face of falling valuations, the
market would be hard-pressed to
show strong results.

"As always, I will resist the urge to
reach for performance. If market
gains are coming from excessively
valued stocks, in my experience,
the rewards are not worth the risk.
My long-term record has been
built on prudent and balanced
investment decisions."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JULY 31,
1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE STOCKS  6 MONTHS AGO

General Electric Co.            4.0                      3.6

Microsoft Corp.                 4.0                      4.8

Cisco Systems, Inc.             2.6                      2.3

Lucent Technologies, Inc.       2.3                      1.4

Intel Corp.                     2.1                      2.9

Procter & Gamble Co.            2.1                      1.5

Merck & Co., Inc.               1.9                      2.5

Bristol-Myers Squibb Co.        1.9                      1.7

Johnson & Johnson               1.8                      1.5

Philip Morris Companies, Inc.   1.7                      2.2

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE MARKET SECTORS  6
                                                        MONTHS AGO

TECHNOLOGY                      26.0                     28.6

HEALTH                          16.0                     17.6

FINANCE                         9.3                      8.4

NONDURABLES                     8.6                      9.7

RETAIL & WHOLESALE              8.3                      8.6



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *                                          AS OF JANUARY 31, 1999 **

Stocks                           96.2%                         Stocks                               95.7%

Short-Term  Investments           3.8%                         Short-Term  Investments               4.3%

* FOREIGN INVESTMENTS             3.3%                         ** FOREIGN INVESTMENTS                1.0%

Row: 1, Col: 1, Value: 96.2                                    Row: 1, Col: 1, Value: 95.7
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8                                     Row: 1, Col: 8, Value: 4.3







INVESTMENTS JULY 31, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.2%

                                 SHARES                      VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.8%

AEROSPACE & DEFENSE - 1.1%

Boeing Co.                        2,064,400                  $ 93,672

Textron, Inc.                     1,118,420                   91,990

United Technologies Corp.         1,065,400                   71,049

                                                              256,711

DEFENSE ELECTRONICS - 0.3%

Raytheon Co. Class B              1,225,300                   86,154

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            1,325,900                   89,250

TOTAL AEROSPACE & DEFENSE                                     432,115

BASIC INDUSTRIES - 1.0%

CHEMICALS & PLASTICS - 0.3%

Monsanto Co.                      1,537,000                   60,135

IRON & STEEL - 0.1%

Nucor Corp.                       519,300                     25,186

PACKAGING & CONTAINERS - 0.6%

Corning, Inc.                     1,302,500                   91,175

Owens-Illinois, Inc. (a)          2,089,000                   52,094

                                                              143,269

TOTAL BASIC INDUSTRIES                                        228,590

CONSTRUCTION & REAL ESTATE -
0.3%

BUILDING MATERIALS - 0.3%

Masco Corp.                       2,353,400                   70,014

DURABLES - 1.5%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Federal-Mogul Corp.               269,300                     13,061

Honda Motor Co. Ltd.              473,000                     20,522

                                                              33,583

CONSUMER DURABLES - 0.5%

Minnesota Mining &                1,337,600                   117,625
Manufacturing Co.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

CONSUMER ELECTRONICS - 0.2%

Matsushita Electric               1,077,000                  $ 25,094
Industrial Co. Ltd.

Sony Corp.                        253,600                     31,748

                                                              56,842

HOME FURNISHINGS - 0.5%

Leggett & Platt, Inc.             3,427,200                   87,822

Newell Rubbermaid, Inc.           558,800                     24,168

                                                              111,990

TEXTILES & APPAREL - 0.2%

NIKE, Inc. Class B                680,700                     35,396

TOTAL DURABLES                                                355,436

ENERGY - 4.0%

ENERGY SERVICES - 1.5%

Baker Hughes, Inc.                1,542,100                   53,684

Halliburton Co.                   3,778,000                   174,260

Noble Drilling Corp. (a)          1,299,300                   29,478

Schlumberger Ltd.                 1,832,900                   111,005

                                                              368,427

OIL & GAS - 2.5%

Anadarko Petroleum Corp.          2,333,200                   89,099

Exxon Corp.                       2,569,900                   203,986

Texaco, Inc.                      1,595,700                   99,432

Total Fina SA Class B (a)         766,400                     97,607

USX-Marathon Group                3,108,000                   94,406

                                                              584,530

TOTAL ENERGY                                                  952,957

FINANCE - 9.3%

BANKS - 1.0%

Bank of New York Co., Inc.        3,896,300                   143,920

Northern Trust Corp.              421,300                     36,653

State Street Corp.                864,200                     61,250

                                                              241,823

CREDIT & OTHER FINANCE - 3.3%

American Express Co.              1,564,443                   206,115

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Associates First Capital          3,149,800                  $ 120,677
Corp. Class A

Citigroup, Inc.                   5,372,500                   239,412

Fleet Financial Group, Inc.       2,526,800                   102,335

Household International, Inc.     890,000                     38,214

Providian Financial Corp.         831,300                     75,648

                                                              782,401

FEDERAL SPONSORED CREDIT - 2.4%

Fannie Mae                        4,811,100                   331,966

Freddie Mac                       3,921,400                   224,990

                                                              556,956

INSURANCE - 2.2%

AFLAC, Inc.                       729,400                     33,826

Ambac Financial Group, Inc.       1,689,700                   93,990

American International Group,     1,952,750                   226,763
Inc.

CIGNA Corp.                       751,300                     66,255

MBIA, Inc.                        612,500                     35,066

MGIC Investment Corp.             1,097,500                   54,120

                                                              510,020

SECURITIES INDUSTRY - 0.4%

Morgan Stanley, Dean Witter &     468,300                     42,206
Co.

Nikko Securities Co. Ltd.         3,420,000                   27,467

Nomura Securities Co. Ltd.        2,524,000                   35,431

                                                              105,104

TOTAL FINANCE                                                 2,196,304

HEALTH - 16.0%

DRUGS & PHARMACEUTICALS - 11.0%

American Home Products Corp.      1,982,900                   101,128

Amgen, Inc. (a)                   2,525,500                   194,148

Bristol-Myers Squibb Co.          6,643,200                   441,773

Genzyme Corp. (General            802,300                     45,380
Division)

Lilly (Eli) & Co.                 6,027,800                   395,574

Merck & Co., Inc.                 6,605,300                   447,096

PE Corp. (Biosystems Group)       1,105,800                   61,994

Pfizer, Inc.                      7,272,400                   246,807

Quintiles Transnational Corp.     1,770,600                   67,283
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Schering-Plough Corp.             6,863,400                  $ 336,307

SmithKline Beecham PLC            820,700                     49,293
sponsored ADR

Warner-Lambert Co.                3,441,200                   227,119

                                                              2,613,902

MEDICAL EQUIPMENT & SUPPLIES
- 4.5%

Abbott Laboratories               5,870,600                   252,069

Becton, Dickinson & Co.           2,481,100                   68,075

Boston Scientific Corp. (a)       1,169,400                   47,434

Cardinal Health, Inc.             1,539,050                   105,040

Guidant Corp.                     1,303,700                   76,348

Johnson & Johnson                 4,676,300                   430,804

Medtronic, Inc.                   1,150,000                   82,872

                                                              1,062,642

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Health Management Associates,     4,315,450                   35,602
Inc. Class A (a)

United HealthCare Corp.           1,494,100                   91,140

                                                              126,742

TOTAL HEALTH                                                  3,803,286

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.0%

ELECTRICAL EQUIPMENT - 4.6%

Ericsson (L.M.) Telefon AB        500,000                     16,031
ADR Class B

General Electric Co.              8,839,900                   963,547

Honeywell, Inc.                   708,500                     84,887

Omron Corp.                       1,310,000                   21,843

                                                              1,086,308

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.3%

Illinois Tool Works, Inc.         897,600                     66,703

Ingersoll-Rand Co.                1,664,950                   107,077

Parker-Hannifin Corp.             1,050,500                   49,570

Tyco International Ltd.           980,100                     95,744

                                                              319,094

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.1%

Waste Management, Inc.            1,107,290                  $ 28,305

TOTAL INDUSTRIAL MACHINERY &                                  1,433,707
EQUIPMENT

MEDIA & LEISURE - 6.7%

BROADCASTING - 3.8%

AT&T Corp. (Liberty Media         3,226,400                   119,377
Group) Class A (a)

Cablevision Systems Corp.         735,400                     51,340
Class A (a)

CBS Corp. (a)                     3,254,100                   142,977

Clear Channel Communications,     1,157,400                   80,512
Inc. (a)

Comcast Corp. Class A             3,868,500                   148,937
(special)

Cox Communications, Inc.          2,058,700                   77,073
Class A (a)

MediaOne Group, Inc.              684,600                     49,548

Time Warner, Inc.                 3,302,805                   237,802

                                                              907,566

ENTERTAINMENT - 0.7%

Disney (Walt) Co.                 4,203,100                   116,111

Viacom, Inc. Class B              1,128,400                   47,322
(non-vtg.) (a)

                                                              163,433

PUBLISHING - 0.6%

McGraw-Hill Companies, Inc.       250,000                     12,719

Tribune Co.                       1,320,900                   116,322

                                                              129,041

RESTAURANTS - 1.6%

Brinker International, Inc.       1,690,500                   47,123
(a)

Darden Restaurants, Inc.          305,100                     6,655

McDonald's Corp.                  6,306,100                   262,886

Tricon Global Restaurants,        1,640,100                   66,732
Inc. (a)

                                                              383,396

TOTAL MEDIA & LEISURE                                         1,583,436

NONDURABLES - 8.6%

BEVERAGES - 2.4%

Anheuser-Busch Companies,         1,648,100                   130,097
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

BEVERAGES - CONTINUED

Coca-Cola Co. (The)               4,474,300                  $ 269,856

PepsiCo, Inc.                     4,478,900                   175,237

                                                              575,190

FOODS - 0.8%

Heinz (H.J.) Co.                  1,081,200                   50,952

Nabisco Group Holdings Corp.      2,531,200                   47,460

Quaker Oats Co.                   1,403,000                   95,492

                                                              193,904

HOUSEHOLD PRODUCTS - 3.7%

Avon Products, Inc.               1,419,800                   64,601

Clorox Co.                        709,750                     79,492

Colgate-Palmolive Co.             1,078,900                   53,271

Gillette Co.                      4,158,500                   182,194

Procter & Gamble Co.              5,545,300                   501,850

                                                              881,408

TOBACCO - 1.7%

Philip Morris Companies, Inc.     10,820,700                  403,071

TOTAL NONDURABLES                                             2,053,573

RETAIL & WHOLESALE - 8.3%

APPAREL STORES - 1.0%

Gap, Inc.                         1,933,600                   90,396

Limited, Inc. (The)               1,679,300                   76,723

TJX Companies, Inc.               2,328,300                   76,979

                                                              244,098

DRUG STORES - 1.0%

CVS Corp.                         2,418,100                   120,300

Walgreen Co.                      4,044,500                   114,510

                                                              234,810

GENERAL MERCHANDISE STORES -
2.8%

Costco Companies, Inc. (a)        1,165,000                   87,084

Dayton Hudson Corp.               2,592,200                   167,683

Nordstrom, Inc.                   1,916,500                   60,250

Wal-Mart Stores, Inc.             8,101,300                   342,280

                                                              657,297

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 1.5%

Albertson's, Inc.                 1,435,200                  $ 71,312

Kroger Co. (a)                    4,435,200                   116,701

Safeway, Inc.                     3,116,800                   167,918

                                                              355,931

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.0%

Home Depot, Inc.                  4,990,500                   318,456

Lowe's Companies, Inc.            1,133,500                   59,792

Staples, Inc. (a)                 3,427,575                   98,971

                                                              477,219

TOTAL RETAIL & WHOLESALE                                      1,969,355

SERVICES - 0.8%

ADVERTISING - 0.8%

Omnicom Group, Inc.               2,599,400                   184,232

SERVICES - 0.0%

Gartner Group, Inc. Class B       300,397                     6,496
(a)

TOTAL SERVICES                                                190,728

TECHNOLOGY - 26.0%

COMMUNICATIONS EQUIPMENT - 5.5%

Cisco Systems, Inc. (a)           10,020,250                  622,508

Lucent Technologies, Inc.         8,229,514                   535,433

Newbridge Networks Corp. (a)      1,228,400                   32,620

Nokia AB sponsored ADR            1,353,300                   115,115

                                                              1,305,676

COMPUTER SERVICES & SOFTWARE
- 9.3%

Amazon.com, Inc. (a)              190,800                     19,092

America Online, Inc. (a)          1,633,900                   155,425

At Home Corp. Series A (a)        1,481,452                   67,684

Automatic Data Processing,        3,982,980                   159,568
Inc.

BMC Software, Inc. (a)            514,500                     27,719

Ceridian Corp. (a)                347,582                     9,732

Compuware Corp. (a)               1,316,900                   36,544

DST Systems, Inc. (a)             1,051,500                   69,793

eBay, Inc.                        155,400                     15,181

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Electronic Data Systems Corp.     1,663,300                  $ 100,318

First Data Corp.                  1,966,900                   97,484

IMS Health, Inc.                  2,307,200                   64,313

International Business            1,232,800                   154,948
Machines Corp.

Intuit, Inc. (a)                  551,600                     45,128

Lycos, Inc. (a)                   1,098,000                   45,361

Microsoft Corp. (a)               11,058,800                  948,983

Oracle Corp. (a)                  2,256,400                   85,884

Shared Medical Systems Corp.      923,300                     55,283

Siebel Systems, Inc. (a)          109,400                     6,468

Synopsys, Inc. (a)                79,200                      4,767

VeriSign, Inc. (a)                472,400                     35,017

Veritas Software Corp. (a)        38,900                      2,183

                                                              2,206,875

COMPUTERS & OFFICE EQUIPMENT
- 5.1%

Compaq Computer Corp.             2,541,800                   61,003

Comverse Technology, Inc. (a)     520,800                     39,353

Dell Computer Corp. (a)           4,626,600                   189,112

EMC Corp. (a)                     3,493,800                   211,593

Gateway, Inc. (a)                 510,700                     38,909

Hewlett-Packard Co.               2,718,900                   284,635

Pitney Bowes, Inc.                3,075,000                   195,647

Ricoh Co. Ltd.                    1,789,000                   30,017

Sun Microsystems, Inc. (a)        1,532,300                   104,005

Xerox Corp.                       1,321,600                   64,428

                                                              1,218,702

ELECTRONIC INSTRUMENTS - 0.6%

Applied Materials, Inc. (a)       1,033,500                   74,347

Novellus Systems, Inc. (a)        880,100                     56,656

                                                              131,003

ELECTRONICS - 5.4%

Altera Corp. (a)                  1,066,200                   38,650

Intel Corp.                       7,443,320                   513,589

Linear Technology Corp.           2,233,980                   137,111

Micron Technology, Inc. (a)       2,133,400                   132,537

Motorola, Inc.                    1,530,700                   139,676

Texas Instruments, Inc.           1,592,200                   229,277

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Vitesse Semiconductor Corp.       354,200                    $ 22,625
(a)

Xilinx, Inc. (a)                  1,253,200                   78,168

                                                              1,291,633

PHOTOGRAPHIC EQUIPMENT - 0.1%

Fuji Photo Film Co. Ltd.          506,000                     19,418

TOTAL TECHNOLOGY                                              6,173,307

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.2%

AMR Corp. (a)                     603,400                     39,146

RAILROADS - 0.4%

Burlington Northern Santa Fe      1,657,900                   53,053
Corp.

Union Pacific Corp.               987,800                     53,650

                                                              106,703

TOTAL TRANSPORTATION                                          145,849

UTILITIES - 5.3%

CELLULAR - 0.9%

ALLTEL Corp.                      765,800                     54,994

Vodafone AirTouch PLC             724,250                     152,455
sponsored ADR

                                                              207,449

ELECTRIC UTILITY - 0.5%

AES Corp. (a)                     1,232,600                   73,956

CMS Energy Corp.                  1,315,900                   49,182

                                                              123,138

TELEPHONE SERVICES - 3.9%

AT&T Corp.                        6,326,594                   328,587

MCI WorldCom, Inc. (a)            4,099,833                   338,236

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          2,972,700                  $ 170,001

Sprint Corp. (FON Group)          1,569,500                   81,124

                                                              917,948

TOTAL UTILITIES                                               1,248,535

TOTAL COMMON STOCKS                                           22,837,192
(Cost $15,330,006)

CASH EQUIVALENTS - 3.8%



Taxable Central Cash Fund (b)     910,994,526                 910,995
(Cost $910,995)

TOTAL INVESTMENT IN                                          $ 23,748,187
SECURITIES - 100%
(Cost $16,241,001)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $16,254,603,000. Net unrealized appreciation aggregated $7,493,584,000, of which $8,010,593,000 related to appreciated investment securities and $517,009,000 related to depreciated investment securities.

The fund hereby designates approximately $689,681,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        JULY 31, 1999

ASSETS

Investment in securities, at              $ 23,748,187
value (cost $16,241,001) -
See accompanying schedule

Receivable for investments                 89,920
sold

Receivable for fund shares                 33,317
sold

Dividends receivable                       13,329

Interest receivable                        3,811

Other receivables                          1,014

 TOTAL ASSETS                              23,889,578

LIABILITIES

Payable for investments        $ 159,634
purchased

Payable for fund shares         31,049
redeemed

Accrued management fee          9,619

Other payables and accrued      5,072
expenses

 TOTAL LIABILITIES                         205,374

NET ASSETS                                $ 23,684,204

Net Assets consist of:

Paid in capital                           $ 15,123,597

Undistributed net investment               64,832
income

Accumulated undistributed net              988,561
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                7,507,214
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 445,219                   $ 23,684,204
shares outstanding

NET ASSET VALUE, offering                  $53.20
price and redemption price
per share ($23,684,204
(divided by) 445,219 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 164,601
Dividends

Interest                                      40,319

 TOTAL INCOME                                 204,920

EXPENSES

Management fee Basic fee         $ 117,605

 Performance adjustment           (22,693)

Transfer agent fees               45,051

Accounting fees and expenses      999

Non-interested trustees'          83
compensation

Custodian fees and expenses       380

Registration fees                 2,012

Audit                             47

Legal                             75

Miscellaneous                     28

 Total expenses before            143,587
reductions

 Expense reductions               (3,263)     140,324

NET INVESTMENT INCOME                         64,596

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            994,428

 Foreign currency transactions    243         994,671

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,337,354

 Assets and liabilities in        (68)        2,337,286
foreign currencies

NET GAIN (LOSS)                               3,331,957

NET INCREASE (DECREASE) IN                   $ 3,396,553
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  JULY 31,  YEAR ENDED  JULY 31,
                                 1999                  1998


INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 64,596              $ 74,647
income

 Net realized gain (loss)         994,671               1,047,466

 Change in net unrealized         2,337,286             1,649,287
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,396,553             2,771,400
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (36,306)              (83,745)
From net investment income

 From net realized gain           (747,879)             (562,631)

 TOTAL DISTRIBUTIONS              (784,185)             (646,376)

Share transactions Net            8,609,208             5,357,347
proceeds from sales of shares

 Reinvestment of distributions    766,939               636,271

 Cost of shares redeemed          (5,310,552)           (3,989,701)

 NET INCREASE (DECREASE) IN       4,065,595             2,003,917
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       6,677,963             4,128,941
IN NET ASSETS

NET ASSETS

 Beginning of period              17,006,241            12,877,300

 End of period (including        $ 23,684,204          $ 17,006,241
undistributed net investment
income of $64,832 and
$41,266, respectively)

OTHER INFORMATION
Shares

 Sold                             172,671               126,191

 Issued in reinvestment of        19,630                16,359
distributions

 Redeemed                         (108,433)             (93,696)

 Net increase (decrease)          83,868                48,854

FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,             1999      1998      1997      1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 47.06   $ 41.21   $ 30.76   $ 32.59  $ 25.14
of period

Income from Investment
Operations

Net investment income             .16 C     .22 C     .28 C     .34      .07 C

Net realized and unrealized       8.14      7.64      12.70     .42      7.96
gain (loss)

Total from investment             8.30      7.86      12.98     .76      8.03
operations

Less Distributions

 From net investment income       (.10)     (.26)     (.28)     (.12)    -

From net realized gain            (2.06)    (1.75)    (2.25)    (2.47)   (.58)

Total distributions               (2.16)    (2.01)    (2.53)    (2.59)   (.58)

Net asset value, end of period   $ 53.20   $ 47.06   $ 41.21   $ 30.76  $ 32.59

TOTAL RETURN A, B                 19.30%    20.17%    45.50%    2.19%    32.64%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 23,684  $ 17,006  $ 12,877  $ 8,179  $ 6,421
(in millions)

Ratio of expenses to average      .71%      .72%      .80%      .98%     1.05%
net assets

Ratio of expenses to average      .70% D    .70% D    .78% D    .95% D   1.02% D
net assets after expense
reductions

Ratio of net investment           .32%      .52%      .81%      1.10%    .25%
income to average net assets

Portfolio turnover rate           38%       49%       51%       206%     182%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $10,408,613,000 and $7,368,421,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .47% of average net assets after the performance adjustment.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

received a sales charge of up to 3% for selling shares of the fund. Effective September 30, 1998, the fund's 3% sales charge was eliminated. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received sales charges of $743,000 all of which was retained, and deferred sales charges of $21,000, respectively, on redemption of shares of the fund.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,237,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,206,000 under this arrangement.

In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $1,057,000 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund (a fund of Fidelity Securities Fund) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Growth Fund 's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $2.07 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.14 per share from net investment income.

A total of 82% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
John McDowell, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

BCF-ANN-0999  83746
1.536058.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark)II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
DIVIDEND GROWTH
FUND

ANNUAL REPORT
JULY 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   17  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  21  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  25  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          26

OF SPECIAL NOTE        27

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT
RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVIDEND GROWTH          21.90%       261.72%       327.80%

S&P 500 (registered trademark)    20.20%       220.67%       247.62%

Growth Funds Average              18.63%       167.08%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 27, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,067 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVIDEND GROWTH       21.90%       29.32%        26.12%

S&P 500                        20.20%       26.25%        22.01%

Growth Funds Average           18.63%       21.27%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Dividend Growth             S&P 500
             00330                       SP001
  1993/04/27      10000.00                    10000.00
  1993/04/30      10150.00                    10051.03
  1993/05/31      10480.00                    10320.39
  1993/06/30      10700.00                    10350.32
  1993/07/31      10800.00                    10308.92
  1993/08/31      11550.00                    10699.63
  1993/09/30      11820.00                    10617.24
  1993/10/31      12080.00                    10837.02
  1993/11/30      11680.00                    10734.07
  1993/12/31      12171.52                    10863.95
  1994/01/31      12493.15                    11233.32
  1994/02/28      12302.18                    10928.90
  1994/03/31      11715.49                    10452.40
  1994/04/30      11786.37                    10586.19
  1994/05/31      11604.11                    10759.80
  1994/06/30      11310.46                    10496.19
  1994/07/31      11826.87                    10840.46
  1994/08/31      12616.68                    11284.92
  1994/09/30      12485.05                    11008.44
  1994/10/31      13041.96                    11256.13
  1994/11/30      12474.92                    10846.18
  1994/12/31      12691.18                    11007.03
  1995/01/31      12732.22                    11292.45
  1995/02/28      13142.60                    11732.51
  1995/03/31      13768.44                    12078.74
  1995/04/30      14404.54                    12434.46
  1995/05/31      14907.26                    12931.46
  1995/06/30      15728.03                    13231.86
  1995/07/31      16456.47                    13670.63
  1995/08/31      16528.28                    13704.94
  1995/09/30      16956.49                    14283.29
  1995/10/31      16359.88                    14232.30
  1995/11/30      17176.30                    14857.10
  1995/12/31      17454.52                    15143.25
  1996/01/31      17928.35                    15658.72
  1996/02/29      18479.31                    15803.88
  1996/03/31      18964.16                    15956.07
  1996/04/30      19845.70                    16191.26
  1996/05/31      20484.81                    16608.83
  1996/06/30      19933.85                    16672.11
  1996/07/31      18997.21                    15935.54
  1996/08/31      19614.29                    16271.62
  1996/09/30      20604.68                    17187.39
  1996/10/31      21100.90                    17661.42
  1996/11/30      22533.19                    18996.44
  1996/12/31      22715.29                    18620.12
  1997/01/31      23405.00                    19783.51
  1997/02/28      23472.84                    19938.61
  1997/03/31      22443.92                    19119.33
  1997/04/30      23631.13                    20260.76
  1997/05/31      24987.95                    21494.23
  1997/06/30      26141.23                    22457.17
  1997/07/31      28346.05                    24244.09
  1997/08/31      27091.00                    22885.94
  1997/09/30      28589.46                    24139.40
  1997/10/31      27906.19                    23333.14
  1997/11/30      28757.28                    24413.23
  1997/12/31      29052.83                    24832.41
  1998/01/31      29926.78                    25107.06
  1998/02/28      32286.47                    26917.78
  1998/03/31      33784.68                    28296.24
  1998/04/30      34321.54                    28580.90
  1998/05/31      34021.90                    28089.59
  1998/06/30      35183.01                    29230.59
  1998/07/31      35095.62                    28919.28
  1998/08/31      30488.61                    24738.13
  1998/09/30      33019.39                    26322.86
  1998/10/31      35516.54                    28463.96
  1998/11/30      37158.69                    30189.16
  1998/12/31      39469.17                    31928.66
  1999/01/31      40018.69                    33263.92
  1999/02/28      39455.43                    32230.07
  1999/03/31      41502.39                    33519.60
  1999/04/30      43013.56                    34817.81
  1999/05/31      41955.74                    33995.77
  1999/06/30      44181.29                    35882.53
  1999/07/30      42780.02                    34762.28
IMATRL PRASUN   SHR__CHT 19990731 19990812 115925 R00000000000079

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Dividend Growth Fund on April 27, 1993, when the fund started. As the chart shows, by July 31, 1999, the value of the investment would have grown to $42,780 - a 327.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $34,762 - a 247.62% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Federal Reserve Board monetary
policy, Internet stock mania and
Y2K concerns all played key roles
in the direction of the U.S. equity
market for the 12 months that ended
July 31, 1999. As we entered the
period, investors were still leery of
troubled overseas markets and
overall liquidity. The Fed then made
three successive interest-rate cuts
in the fall and confidence was
restored. The second quarter of 1999
saw more sharing of the market's
gains by smaller stocks, many of
which rely on borrowed money to
fund their growth. The Russell 2000
Index - a measure of small-stock
performance - handily outpaced
the large-cap oriented Standard &
Poor's 500SM Index during that time.
For the entire 12 months, though, the
S&P 500(registered trademark)
returned 20.20%, while the Russell
2000 could only muster 7.41%.
The Dow Jones Industrial Average -
an index of 30 blue-chip stocks -
returned 21.88%. Internet stocks
continued to attract investors, with
many stock valuations peaking
around April, then cooling off some
as the period ended. Technology
stocks prospered - the tech-heavy
NASDAQ index returned a tidy
41.42% during the period - as
did telecommunications stocks with
Internet exposure. Y2K concerns
mounted toward the end of the
period, as many investors
anticipated a spending freeze within
the technology sector.

(photograph of Charles Mangum)

An interview with Charles Mangum, Portfolio Manager of Fidelity
Dividend Growth Fund

Q. HOW DID THE FUND PERFORM, CHARLES?

A. Relatively well. For the 12 months that ended July 31, 1999, the fund returned 21.90%. This topped the Standard & Poor's 500 Index, which returned 20.20% during the same period. The fund also outpaced the growth funds average - as tracked by Lipper Inc. - which returned 18.63%.

Q. CAN YOU HIGHLIGHT SOME OF THE MAIN FACTORS THAT CONTRIBUTED TO
PERFORMANCE?

A. While the fund managed to top the S&P 500's return for the period, the overall market environment wasn't conducive to ideal returns for stable-growth funds such as Dividend Growth. Instead, investors - perhaps spurred on by a steady economy - favored stocks with more inherent volatility. Since I typically focus on stable growers, or those companies that have shown the ability to generate sustainable earnings growth over time, this sentiment change hurt performance somewhat. My industry selection strategies - particularly my decision to underweight technology stocks relative to the S&P 500 - also proved harmful to performance. Despite these factors, the fund was able to generate a 20%-plus return due mainly to the strong performance of a core group of individual holdings.

Q. WHY DID YOU CHOOSE TO MINIMIZE THE FUND'S EXPOSURE TO TECHNOLOGY
STOCKS?

A. The big issue I had with the technology sector through much of the period was that the stocks had become extraordinarily expensive. I felt the market was pricing in very high growth rates and low earnings volatility in assessing these valuations, and I found that scenario hard to believe. Technology-company earnings are and always will be subject to a fairly high level of volatility due to inventory cycles and other types of corrections. I also felt that some areas of technology - namely companies specializing in computer hardware equipment - would feel the brunt of an industry-wide sales slowdown as Y2K approached.

Q. HEALTH CARE STOCKS ENDURED A VERY BUMPY PERIOD, YET THE FUND'S
EXPOSURE TO THEM - AROUND 19% OF INVESTMENTS AT THE END OF THE PERIOD
- WAS SIGNIFICANT. ARE YOU ANTICIPATING A TURNAROUND?

A. I am. In the fall of 1998 and early 1999, I scaled back the fund's health-care investments relative to the index. Stock valuations - I felt - were stretched, and it seemed like the number of exciting new product announcements was dwindling. Pharmaceutical stocks, long a staple for stable-growth investors, were also hurt by investors' interest in more volatile investments during the period. In May 1999, drug-stock valuations corrected substantially and the stocks began to look attractive to me again. Additionally, as we progressed through the period, several key indicators suggested that the economy would slow in the future. Drug stocks typically perform quite well during an economic slowdown. The fund's sizable holdings in both Schering-Plough and Eli Lilly reflected my renewed optimism in drug stocks.

Q. DOES THE FUND HOLD ANY OTHER INVESTMENTS THAT COULD BENEFIT SHOULD THE ECONOMY SLOW?

A. Two areas I've focused on over the past few months are supermarket chains and defense stocks. When the economy is slow, people generally don't buy fewer groceries. The fund held positions in the country's three biggest chains - Safeway, Kroger and Albertson's - at the end of the period. On the defense side, we've seen a dramatic pickup in government-funded spending and I've increased the fund's exposure to names such as Raytheon.

Q. WHICH INDIVIDUAL STOCKS PERFORMED WELL? WHICH DIDN'T PAN OUT AS YOU
HAD HOPED?

A. The fund received a nice boost from its energy service investments when the price of oil rebounded earlier this year. Oil prices per barrel jumped from a low of around $12 in December to approximately $22 at the end of the period, and the fund's stakes in ENSCO and Mobil performed well. Texas Instruments prospered due to its digital signal processor (DSP) expertise. DSPs are the working brains of much of today's digital gadgetry and that area has been growing nicely. Disappointments, meanwhile, included retailer Saks as well as government mortgage lender Fannie Mae. Saks merged with Proffitts during the period and the slow integration of the two companies hurt performance. Fannie Mae - the fund's largest individual position at the close of the period - stumbled due to the switch in sentiment from stable-growth names to more volatile investments.

Q. WHAT'S YOUR OUTLOOK?

A. A little bit of uncertainty could help stable-growth stocks fall back into favor. In terms of the fund itself, I'm very happy with the way the portfolio is positioned. I certainly don't profess to know which way the market will turn, but I feel like I own a number of names with very strong upside potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value
of the fund's shares by
investing mainly in equity
securities of companies that
have the potential to increase
their current dividend or
begin paying a dividend

FUND NUMBER: 330

TRADING SYMBOL: FDGFX

START DATE: April 27, 1993

SIZE: as of July 31, 1999,
more than $14.2 billion

MANAGER: Charles Mangum,
since 1997; joined Fidelity
in 1990

CHARLES MANGUM TALKS
ABOUT HIS INVESTING STYLE:

"While the market environment
during the past period hasn't
rewarded many stable-growth
companies, it does nonetheless
provide an effective backdrop for
explaining my investment
approach.

"First and foremost, I believe in
showing patience. Finance stocks
- which represented around 18%
of the fund's investments at the end
of the period - provide a prime
example. Many of the fund's finance
holdings - including Fannie Mae,
Comerica and Freddie Mac -
suffered dismal performance
periods but still reside in the
fund's top-20 list of holdings.
That's because I believe in each of
these companies and prefer to
take a long-term view of their
prospects. Each of these
companies has shown consistency
in generating solid earnings growth
over time, is capable of paying out
steady dividends and - in my
opinion - is well run. I don't
believe in turning my back on
companies such as these based on
short-term market swings. In my
experience, companies that have
good earnings-growth track
records over prolonged periods of
time are going to win out in the
end.

"I also try to avoid sector rotation,
or simply jumping headfirst into an
industry that may be performing well
at the time. While this can result in
eye-catching returns on an
occasional basis, too much rotation
can be a losing proposition over
the long haul."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JULY 31,
1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Fannie Mae                      5.3                      2.6

Schering-Plough Corp.           5.0                      2.0

Cardinal Health, Inc.           3.7                      1.0

Abbott Laboratories             3.4                      0.0

Microsoft Corp.                 3.3                      3.7

General Electric Co.            3.2                      4.6

Lilly (Eli) & Co.               2.4                      0.8

Mobil Corp.                     2.2                      1.6

Philip Morris Companies, Inc.   2.2                      1.7

Johnson & Johnson               2.0                      4.0

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          19.2                     15.2

FINANCE                         17.7                     19.2

TECHNOLOGY                      12.2                     11.2

UTILITIES                       8.1                      8.4

RETAIL & WHOLESALE              7.8                      5.7



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *                                         AS OF JANUARY 31, 1999 **

Stocks                          96.7%                         Stocks                                96.8%

Short-term  Investments          3.3%                         Short-term  Investments                3.2%

* FOREIGN INVESTMENTS            0.5%                          ** FOREIGN INVESTMENTS                4.0%

Row: 1, Col: 1, Value: 96.7                                    Row: 1, Col: 1, Value: 96.8
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                     Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                     Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                     Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.3                                     Row: 1, Col: 8, Value: 3.2







INVESTMENTS JULY 31, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.7%

                                 SHARES                      VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 3.7%

AEROSPACE & DEFENSE - 0.9%

Cordant Technologies, Inc. (c)    2,908,310                  $ 130,329

DEFENSE ELECTRONICS - 1.6%

Litton Industries, Inc. (a)       758,200                     51,795

Raytheon Co. Class A              2,401,600                   166,911

                                                              218,706

SHIP BUILDING & REPAIR - 1.2%

General Dynamics Corp.            2,363,450                   159,090

Newport News Shipbuilding,        375,000                     12,070
Inc.

                                                              171,160

TOTAL AEROSPACE & DEFENSE                                     520,195

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.4%

E.I. du Pont de Nemours and       790,000                     56,929
Co.

METALS & MINING - 0.1%

Alcoa, Inc.                       288,200                     17,256

PACKAGING & CONTAINERS - 0.0%

Owens-Illinois, Inc. (a)          10,100                      252

TOTAL BASIC INDUSTRIES                                        74,437

CONSTRUCTION & REAL ESTATE -
0.9%

BUILDING MATERIALS - 0.5%

Masco Corp.                       2,569,000                   76,428

REAL ESTATE - 0.1%

Stewart Enterprises, Inc.         1,000,000                   12,438
Class A

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Apartment Investment &            300,000                     12,244
Management Co. Class A

Glenborough Realty Trust,         1,740,500                   30,459
Inc. (c)

                                                              42,703

TOTAL CONSTRUCTION & REAL                                     131,569
ESTATE

DURABLES - 1.0%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Ford Motor Co.                    300,000                     14,588

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.9%

Newell Rubbermaid, Inc.           3,029,272                  $ 131,016

TOTAL DURABLES                                                145,604

ENERGY - 6.2%

ENERGY SERVICES - 1.8%

ENSCO International, Inc.         4,740,220                   96,878

Halliburton Co.                   2,130,400                   98,265

Smith International, Inc. (a)     1,477,400                   64,082

                                                              259,225

OIL & GAS - 4.4%

Chevron Corp.                     611,200                     55,772

Cooper Cameron Corp. (a)          1,718,300                   62,288

Exxon Corp.                       1,200,000                   95,250

Mobil Corp.                       3,032,400                   310,063

Santa Fe Snyder Corp. (a)(c)      11,384,515                  105,307

                                                              628,680

TOTAL ENERGY                                                  887,905

FINANCE - 17.7%

BANKS - 3.9%

Chase Manhattan Corp.             1,154,500                   88,752

Comerica, Inc.                    5,057,145                   280,672

Mellon Bank Corp.                 127,700                     4,310

U.S. Bancorp                      500,000                     15,563

Wells Fargo & Co.                 4,074,000                   158,886

                                                              548,183

CREDIT & OTHER FINANCE - 2.9%

Associates First Capital          6,419,674                   245,954
Corp. Class A

Fleet Financial Group, Inc.       1,884,600                   76,326

Household International, Inc.     2,253,600                   96,764

                                                              419,044

FEDERAL SPONSORED CREDIT - 7.1%

Fannie Mae                        10,900,500                  752,130

Freddie Mac                       4,581,400                   262,858

                                                              1,014,988

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 3.2%

AFLAC, Inc.                       823,600                    $ 38,194

Allmerica Financial Corp.         1,077,200                   63,757

American International Group,     898,757                     104,368
Inc.

Hartford Financial Services       866,500                     46,791
Group, Inc.

Hartford Life, Inc. Class A       1,028,800                   52,083

MBIA, Inc.                        142,300                     8,147

MGIC Investment Corp.             540,400                     26,648

Travelers Property Casualty       2,819,300                   111,362
Corp. Class A

                                                              451,350

SAVINGS & LOANS - 0.3%

Charter One Financial, Inc.       1,879,052                   48,620

SECURITIES INDUSTRY - 0.3%

Cendant Corp. (a)                 99,874                      2,010

Morgan Stanley, Dean Witter &     455,300                     41,034
Co.

                                                              43,044

TOTAL FINANCE                                                 2,525,229

HEALTH - 19.2%

DRUGS & PHARMACEUTICALS - 9.6%

American Home Products Corp.      543,200                     27,703

Bristol-Myers Squibb Co.          1,564,400                   104,033

Lilly (Eli) & Co.                 5,243,200                   344,085

Merck & Co., Inc.                 2,341,500                   158,490

Schering-Plough Corp.             14,627,300                  716,738

Warner-Lambert Co.                200,000                     13,200

                                                              1,364,249

MEDICAL EQUIPMENT & SUPPLIES
- 9.6%

Abbott Laboratories               11,227,600                  482,085

Becton, Dickinson & Co.           2,654,614                   72,836

Cardinal Health, Inc.             7,673,780                   523,735

Johnson & Johnson                 3,119,500                   287,384

                                                              1,366,040

TOTAL HEALTH                                                  2,730,289

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.5%

ELECTRICAL EQUIPMENT - 4.3%

Emerson Electric Co.              400,000                    $ 23,875

General Electric Co.              4,224,400                   460,460

Honeywell, Inc.                   590,000                     70,689

Koninklijke Philips               561,028                     56,734
Electronics NV (NY shares)

                                                              611,758

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Caterpillar, Inc.                 384,700                     22,553

Ingersoll-Rand Co.                218,800                     14,072

                                                              36,625

TOTAL INDUSTRIAL MACHINERY &                                  648,383
EQUIPMENT

MEDIA & LEISURE - 5.4%

BROADCASTING - 2.9%

CBS Corp. (a)                     2,730,000                   119,949

Clear Channel Communications,     2,314,300                   160,988
Inc. (a)

Time Warner, Inc.                 1,850,256                   133,218

                                                              414,155

ENTERTAINMENT - 0.1%

Viacom, Inc. Class B              270,800                     11,357
(non-vtg.) (a)

PUBLISHING - 0.3%

McGraw-Hill Companies, Inc.       788,200                     40,100

RESTAURANTS - 2.1%

McDonald's Corp.                  2,925,500                   121,957

Tricon Global Restaurants,        4,339,600                   176,567
Inc. (a)

                                                              298,524

TOTAL MEDIA & LEISURE                                         764,136

NONDURABLES - 6.4%

BEVERAGES - 0.5%

PepsiCo, Inc.                     1,475,000                   57,709

Seagram Co. Ltd.                  315,600                     16,290

                                                              73,999

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

FOODS - 1.2%

Quaker Oats Co.                   2,266,000                  $ 154,230

Tootsie Roll Industries, Inc.     577,957                     20,012

                                                              174,242

HOUSEHOLD PRODUCTS - 2.5%

Alberto-Culver Co. Class A (c)    4,336,500                   94,048

Clorox Co.                        715,363                     80,121

Gillette Co.                      1,423,100                   62,350

Procter & Gamble Co.              1,325,800                   119,985

                                                              356,504

TOBACCO - 2.2%

Philip Morris Companies, Inc.     8,323,800                   310,062

TOTAL NONDURABLES                                             914,807

RETAIL & WHOLESALE - 7.8%

APPAREL STORES - 0.1%

Gap, Inc.                         210,637                     9,847

GENERAL MERCHANDISE STORES -
3.6%

Dayton Hudson Corp.               3,057,500                   197,782

Federated Department Stores,      2,337,600                   119,948
Inc. (a)

Saks, Inc. (a)                    5,589,954                   128,569

Wal-Mart Stores, Inc.             1,770,400                   74,799

                                                              521,098

GROCERY STORES - 2.1%

Albertson's, Inc.                 1,689,400                   83,942

Kroger Co. (a)                    3,247,800                   85,458

Safeway, Inc.                     2,344,300                   126,299

                                                              295,699

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.0%

Home Depot, Inc.                  2,783,700                   177,635

Lowe's Companies, Inc.            1,292,000                   68,153

Staples, Inc. (a)                 1,100,000                   31,763

Tweeter Home Entertainment        376,000                     12,526
Group, Inc. (a)

                                                              290,077

TOTAL RETAIL & WHOLESALE                                      1,116,721

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

SERVICES - 1.9%

ADVERTISING - 1.8%

Omnicom Group, Inc.               3,636,300                  $ 257,723

SERVICES - 0.1%

Forrester Research, Inc.          509,100                     15,718
(a)(c)

TOTAL SERVICES                                                273,441

TECHNOLOGY - 12.2%

COMMUNICATIONS EQUIPMENT - 2.2%

Cisco Systems, Inc. (a)           2,796,600                   173,739

Lucent Technologies, Inc.         2,251,200                   146,469

                                                              320,208

COMPUTER SERVICES & SOFTWARE
- 6.1%

Automatic Data Processing,        1,039,200                   41,633
Inc.

Computer Sciences Corp. (a)       589,600                     37,956

DST Systems, Inc. (a)             1,586,900                   105,330

Electronic Data Systems Corp.     357,100                     21,538

International Business            1,500,000                   188,531
Machines Corp.

Microsoft Corp. (a)               5,524,200                   474,045

                                                              869,033

COMPUTERS & OFFICE EQUIPMENT
- 1.7%

Hewlett-Packard Co.               1,239,700                   129,781

Pitney Bowes, Inc.                530,800                     33,772

Xerox Corp.                       1,534,800                   74,822

                                                              238,375

ELECTRONIC INSTRUMENTS - 0.2%

DBT Online, Inc. (a)              768,300                     23,193

ELECTRONICS - 2.0%

Intel Corp.                       1,979,800                   136,606

Motorola, Inc.                    550,000                     50,188

Texas Instruments, Inc.           681,300                     98,107

                                                              284,901

TOTAL TECHNOLOGY                                              1,735,710

TRANSPORTATION - 1.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      5,192,200                   166,150
Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

UTILITIES - 8.1%

ELECTRIC UTILITY - 2.0%

AES Corp. (a)                     982,200                    $ 58,932

CMS Energy Corp.                  1,828,300                   68,333

Entergy Corp.                     1,753,000                   53,138

Illinova Corp.                    348,300                     11,450

IPALCO Enterprises, Inc.          1,416,200                   30,360

PG&E Corp.                        2,060,900                   65,176

                                                              287,389

GAS - 0.1%

Dynegy, Inc.                      201,300                     4,831

TELEPHONE SERVICES - 6.0%

Ameritech Corp.                   1,882,400                   137,886

AT&T Corp.                        2,431,781                   126,301

Bell Atlantic Corp.               2,348,200                   149,698

MCI WorldCom, Inc. (a)            2,364,142                   195,042

SBC Communications, Inc.          4,327,112                   247,457

                                                              856,384

TOTAL UTILITIES                                               1,148,604

TOTAL COMMON STOCKS                                           13,783,180
(Cost $11,801,650)

CASH EQUIVALENTS - 3.3%



Taxable Central Cash Fund (b)     468,278,772                 468,279
(Cost $468,279)

TOTAL INVESTMENT IN                                         $ 14,251,459
SECURITIES - 100%
(Cost $12,269,929)


LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $12,303,625,000. Net unrealized appreciation aggregated $1,947,834,000, of which $2,343,431,000 related to appreciated investment securities and $395,597,000 related to depreciated investment securities.

The fund hereby designates approximately $279,657,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                         JULY 31, 1999

ASSETS

Investment in securities, at               $ 14,251,459
value (cost $12,269,929) -
See accompanying schedule

Receivable for investments                  169,245
sold

Receivable for fund shares                  28,790
sold

Dividends receivable                        13,276

Interest receivable                         1,938

Other receivables                           16

 TOTAL ASSETS                               14,464,724

LIABILITIES

Payable for investments         $ 145,830
purchased

Payable for fund shares          24,839
redeemed

Accrued management fee           7,845

Other payables and accrued       2,712
expenses

 TOTAL LIABILITIES                          181,226

NET ASSETS                                 $ 14,283,498

Net Assets consist of:

Paid in capital                            $ 11,183,733

Undistributed net investment                45,206
income

Accumulated undistributed net               1,073,029
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 1,981,530
(depreciation) on investments

NET ASSETS, for 458,655                    $ 14,283,498
shares outstanding

NET ASSET VALUE, offering                   $31.14
price and redemption price
per share ($14,283,498
(divided by) 458,655 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 134,182
Dividends (including $3,094
received from affiliated
issuers)

Interest                                      19,739

 TOTAL INCOME                                 153,921

EXPENSES

Management fee Basic fee         $ 63,271

 Performance adjustment           6,465

Transfer agent fees               21,370

Accounting fees and expenses      926

Non-interested trustees'          34
compensation

Custodian fees and expenses       227

Registration fees                 2,161

Audit                             62

Legal                             22

Miscellaneous                     17

 Total expenses before            94,555
reductions

 Expense reductions               (3,623)     90,932

NET INVESTMENT INCOME                         62,989

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,195,032
(including realized loss of
$91 on sales of investments
in affiliated issuers)

 Foreign currency transactions    10          1,195,042

Change in net unrealized                      801,977
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               1,997,019

NET INCREASE (DECREASE) IN                   $ 2,060,008
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED JULY 31, 1999  YEAR ENDED JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 62,989                  $ 34,229
income

 Net realized gain (loss)         1,195,042                 743,965

 Change in net unrealized         801,977                   341,085
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,060,008                 1,119,279
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (38,407)                  (26,753)
From net investment income

 From net realized gain           (597,854)                 (391,699)

 TOTAL DISTRIBUTIONS              (636,261)                 (418,452)

Share transactions Net            9,445,534                 4,628,616
proceeds from sales of shares

 Reinvestment of distributions    617,315                   412,992

 Cost of shares redeemed          (4,574,330)               (2,738,785)

 NET INCREASE (DECREASE) IN       5,488,519                 2,302,823
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       6,912,266                 3,003,650
IN NET ASSETS

NET ASSETS

 Beginning of period              7,371,232                 4,367,582

 End of period (including        $ 14,283,498              $ 7,371,232
undistributed net investment
income of $45,206 and
$25,375, respectively)

OTHER INFORMATION
Shares

 Sold                             331,300                   177,628

 Issued in reinvestment of        26,258                    17,960
distributions

 Redeemed                         (161,099)                 (107,573)

 Net increase (decrease)          196,459                   88,015


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,            1999      1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value,  beginning     $ 28.11   $ 25.07  $ 17.24  $ 16.04  $ 11.68
of period

Income from Investment
Operations

Net investment income            .17 B     .17 B    .20 B    .11      .05

Net realized and  unrealized     5.18      5.21     8.09     2.25     4.47
gain (loss)

Total from investment            5.35      5.38     8.29     2.36     4.52
operations

Less Distributions

 From net investment  income     (.13)     (.15)    (.09)    (.09)    (.01)

From net realized gain           (2.19)    (2.19)   (.37)    (1.07)   (.15)

Total distributions              (2.32)    (2.34)   (.46)    (1.16)   (.16)

Net asset value,  end of        $ 31.14   $ 28.11  $ 25.07  $ 17.24  $ 16.04
period

TOTAL RETURNA                    21.90%    23.81%   49.21%   15.44%   39.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period       $ 14,283  $ 7,371  $ 4,368  $ 1,220  $ 465
(in millions)

Ratio of expenses to  average    .87%      .89%     .95%     1.02%    1.21%
net assets

Ratio of expenses to  average    .84% C    .86% C   .92% C   .99% C   1.19% C
net assets after expense
reductions

Ratio of net investment          .58%      .64%     .99%     .86%     .78%
income to average  net assets

Portfolio turnover rate          104%      109%     141%     129%     162%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $15,530,788,000 and $10,827,907,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .64% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,102,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $19,473,000. The weighted average interest rate was 5.78%. Interest earned from the interfund lending program amounted to $13,000 and is included in interest income on the Statement of Operations.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,342,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $279,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS

AFFILIATE                            PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Alberto-Culver Co. Class A           $ 20,626           $ -             $ 1,079              $ 94,048

Cordant Technologies, Inc.            36,213             1,740           585                  130,329

Forrester Research, Inc.              1,979              -               -                    15,718

Glenborough Realty Trust, Inc.        2,583              -               1,430                30,459

Santa Fe Snyder Corp.                 32,957             -               -                    105,307

TOTALS                               $ 94,358           $ 1,740         $ 3,094              $ 375,861


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $2.14 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.09 per share from net investment income.

A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Charles A. Mangum, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

DGF-ANN-0999  83752
1.536090.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund(registered trademark)
Contrafund(registered trademark)II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant (registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
GROWTH & INCOME
PORTFOLIO

ANNUAL REPORT
JULY 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  30  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          31

OF SPECIAL NOTE        32

Standard & Poor's, S&P and S&P 500 are registered service marks of The
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Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GROWTH & INCOME          15.20%       185.47%       416.42%

S&P 500 (registered trademark)    20.20%       220.67%       396.75%

Growth & Income Funds Average     14.11%       155.10%       278.51%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 841 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GROWTH & INCOME         15.20%       23.34%        17.84%

S&P 500                          20.20%       26.25%        17.38%

Growth & Income Funds Average    14.11%       20.39%        14.04%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Growth & Income             S&P 500
             00027                       SP001
  1989/07/31      10000.00                    10000.00
  1989/08/31      10215.52                    10196.00
  1989/09/30      10160.66                    10154.20
  1989/10/31       9839.62                     9918.62
  1989/11/30      10002.96                    10120.96
  1989/12/31      10195.86                    10363.86
  1990/01/31       9661.42                     9668.45
  1990/02/28       9809.88                     9793.17
  1990/03/31       9982.18                    10052.69
  1990/04/30       9724.69                     9801.37
  1990/05/31      10443.27                    10757.01
  1990/06/30      10394.73                    10683.86
  1990/07/31      10322.30                    10649.67
  1990/08/31       9440.98                     9686.94
  1990/09/30       8896.59                     9215.19
  1990/10/31       8878.05                     9175.56
  1990/11/30       9316.71                     9768.30
  1990/12/31       9502.90                    10040.84
  1991/01/31      10370.78                    10478.62
  1991/02/28      11244.89                    11227.84
  1991/03/31      11864.31                    11499.55
  1991/04/30      12027.70                    11527.15
  1991/05/31      12718.94                    12025.12
  1991/06/30      11855.09                    11474.37
  1991/07/31      12581.43                    12009.08
  1991/08/31      12947.76                    12293.69
  1991/09/30      12833.55                    12088.39
  1991/10/31      13063.08                    12250.37
  1991/11/30      12381.07                    11756.68
  1991/12/31      13479.08                    13101.65
  1992/01/31      13801.42                    12857.96
  1992/02/29      14104.02                    13025.11
  1992/03/31      13814.33                    12771.12
  1992/04/30      14124.98                    13146.59
  1992/05/31      14177.86                    13211.01
  1992/06/30      13899.24                    13014.17
  1992/07/31      14185.07                    13546.45
  1992/08/31      14038.83                    13268.74
  1992/09/30      14182.63                    13425.32
  1992/10/31      14294.95                    13472.30
  1992/11/30      14736.75                    13931.71
  1992/12/31      15034.09                    14103.07
  1993/01/31      15453.61                    14221.54
  1993/02/28      15629.05                    14414.95
  1993/03/31      16202.66                    14719.10
  1993/04/30      16179.65                    14362.90
  1993/05/31      16517.20                    14747.83
  1993/06/30      16771.53                    14790.60
  1993/07/31      16894.96                    14731.43
  1993/08/31      17558.42                    15289.75
  1993/09/30      17654.00                    15172.02
  1993/10/31      17851.56                    15486.08
  1993/11/30      17448.53                    15338.97
  1993/12/31      17970.15                    15524.57
  1994/01/31      18649.48                    16052.40
  1994/02/28      18293.64                    15617.38
  1994/03/31      17488.89                    14936.47
  1994/04/30      17838.18                    15127.65
  1994/05/31      17895.04                    15375.75
  1994/06/30      17584.45                    14999.04
  1994/07/31      18090.36                    15491.01
  1994/08/31      18783.95                    16126.14
  1994/09/30      18565.86                    15731.05
  1994/10/31      18787.09                    16085.00
  1994/11/30      18089.38                    15499.18
  1994/12/31      18377.55                    15729.04
  1995/01/31      18595.40                    16136.89
  1995/02/28      19144.37                    16765.74
  1995/03/31      19746.84                    17260.50
  1995/04/30      20298.28                    17768.82
  1995/05/31      20875.98                    18479.04
  1995/06/30      21252.77                    18908.31
  1995/07/31      22061.39                    19535.31
  1995/08/31      22228.39                    19584.34
  1995/09/30      23122.17                    20410.80
  1995/10/31      23013.87                    20337.94
  1995/11/30      24096.88                    21230.77
  1995/12/31      24879.94                    21639.68
  1996/01/31      25707.74                    22376.29
  1996/02/29      25992.87                    22583.72
  1996/03/31      26214.01                    22801.20
  1996/04/30      26481.69                    23137.29
  1996/05/31      26989.35                    23734.00
  1996/06/30      27155.94                    23824.43
  1996/07/31      26118.60                    22771.86
  1996/08/31      26526.13                    23252.12
  1996/09/30      27926.30                    24560.75
  1996/10/31      28369.58                    25238.14
  1996/11/30      30161.95                    27145.89
  1996/12/31      29862.00                    26608.13
  1997/01/31      31135.00                    28270.60
  1997/02/28      31484.83                    28492.25
  1997/03/31      30197.72                    27321.50
  1997/04/30      31806.05                    28952.59
  1997/05/31      33521.61                    30715.23
  1997/06/30      35256.50                    32091.27
  1997/07/31      37652.57                    34644.77
  1997/08/31      35608.58                    32703.97
  1997/09/30      37520.19                    34495.17
  1997/10/31      36520.59                    33343.03
  1997/11/30      37964.45                    34886.48
  1997/12/31      38872.50                    35485.48
  1998/01/31      39474.46                    35877.95
  1998/02/28      41923.12                    38465.47
  1998/03/31      43803.62                    40435.28
  1998/04/30      43875.20                    40842.06
  1998/05/31      43363.95                    40139.99
  1998/06/30      45115.17                    41770.47
  1998/07/31      44828.13                    41325.62
  1998/08/31      38728.72                    35350.76
  1998/09/30      41383.49                    37615.33
  1998/10/31      44448.14                    40674.96
  1998/11/30      47041.31                    43140.27
  1998/12/31      49876.68                    45626.01
  1999/01/31      50518.63                    47534.09
  1999/02/28      49572.02                    46056.73
  1999/03/31      50843.74                    47899.46
  1999/04/30      52108.30                    49754.61
  1999/05/31      50778.34                    48579.90
  1999/06/30      53247.78                    51276.09
  1999/07/30      51641.82                    49675.25
IMATRL PRASUN   SHR__CHT 19990731 19990813 101727 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income Portfolio on July 31, 1989. As the chart shows, by July 31, 1999, the value of the investment would have grown to $51,642 - a 416.42% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,675 - a 396.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Federal Reserve Board policy,
Internet stock mania and Y2K
concerns all played key roles in
the direction of the U.S. equity
market for the 12 months that ended
July 31, 1999. As we entered the
period, investors were still leery of
troubled overseas markets and
overall liquidity. The Fed then made
three successive interest-rate cuts
in the fall and confidence was
restored. The second quarter of 1999
saw more sharing of the market's
gains by smaller stocks, many of
which rely on borrowed money to
fund their growth. The Russell 2000
Index - a measure of small-stock
performance - handily outpaced
the large-cap oriented Standard &
Poor's 500 Index during that time.
For the entire 12 months, though, the
S&P 500 returned 20.20%, while the
Russell 2000 could only muster
4.89%. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - returned 14.70%. Internet
stocks continued to attract investors,
with many stock valuations peaking
around April, then cooling off some
as the period ended. Technology
stocks prospered - the tech-heavy
NASDAQ index returned a tidy
41.42% during the period - as did
telecommunications stocks with
Internet exposure. Y2K concerns
mounted toward the end of the
period, as many investors
anticipated a spending freeze within
the technology sector.

(photograph of Steven Kaye)

An interview with Steven Kaye, Portfolio Manager of Fidelity Growth & Income Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. Like the stock market itself, the fund had its share of ups and downs over the past 12 months. For the year ending July 31, 1999, the fund had a double-digit return of 15.20%. This outpaced the growth and income funds average, as tracked by Lipper Inc., which returned 14.11% during that time frame. However, the fund's performance trailed that of its benchmark, the Standard & Poor's 500 Index, which returned 20.20% over the past 12 months.

Q. WHAT WERE SOME OF THE FACTORS THAT HELPED THE FUND OUTPERFORM ITS PEERS, YET CAUSED IT TO LAG ITS BENCHMARK?

A. Relative to its peers, the fund benefited from an overweighting in large-capitalization technology stocks, particularly within the computer services and software fields. Significant positions in Microsoft and communications equipment company Cisco Systems were especially beneficial to performance. Conversely, the fund's underweighting in technology relative to the S&P 500 index was the primary drawback to its performance compared to the benchmark. I just didn't own enough large-cap technology and Internet shares, which accounted for approximately 50% of the S&P 500's total return over the past one-year period.

Q. GIVEN THE STRONG RUN OF TECHNOLOGY STOCKS - PARTICULARLY INTERNET ISSUES - WHAT CONSIDERATIONS AFFECTED YOUR DECISION TO UNDERWEIGHT THIS SECTOR?

A. It came down to a combination of Y2K concerns, valuations, earnings and fundamentals. I anticipated that Year 2000 concerns would cause a slowdown in tech spending, which did not occur. Also, technology valuations in general were stratospheric and, in my mind, their earnings did not justify the high prices of these stocks. Take America Online, for example. At one point during the past year, it was trading at 250 times earnings. Historically, it's a stretch to believe that kind of bet will pay off in the long run. As much as I believe in the power and the potential of the Internet, I cannot abandon my focus on companies with strong, long-term fundamentals and reasonable valuations to chase the latest hot trend. I did, however, have some exposure to the Internet through investments in more established earnings growers, such as MCI WorldCom, which was a top contributor to fund performance.

Q. WHAT OTHER STOCKS WOULD YOU CONSIDER TO BE STANDOUTS DURING THE
PERIOD?

A. As I mentioned earlier, Microsoft performed exceptionally well. A surge in PC demand helped Microsoft's traditional software business, and the company continued to beat earnings estimates. General Electric, the fund's largest holding, reported double-digit earnings growth. Its internationally diversified business was well-positioned to take advantage of the improved global economy. Another company that gave the fund exposure to the Internet was Cisco Systems. Cisco is considered the leader in the switching business - a business that's becoming synonymous with Internet-related industries - and its earnings exceeded expectations. Also, American Express performed well as the financial services industry recovered from last fall's global economic crisis. The company's stock was also rewarded for its increased use of the Internet to deliver new products and services to customers.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S OVERALL PERFORMANCE?

A. The health care industry in general during 1999 has been a drag on the fund's return. The big pharmaceutical stocks that were so successful in 1998, such as Merck, Pfizer and Eli Lilly, have fallen victim so far this year to high valuations and fears over potential governmental price controls. Health Management Associates, an operator of hospitals in rural communities, was hurt along with the rest of the hospital sector by cutbacks in Medicare reimbursements. Tobacco giant Philip Morris, hampered by its ongoing struggle with litigation, was the largest single detractor from performance during the period.

Q. GIVEN THE RISING INTEREST-RATE ENVIRONMENT, WHAT'S YOUR CURRENT OUTLOOK FOR THE ECONOMY, STEVE?

A. Over the past year, the consumer has been the backbone of the U.S. economy. But the warning signs are out there that consumer spending may begin to slow. Rising interest rates have driven mortgage rates up and we have seen an increase in gas prices. All of this hits the U.S. consumer in the pocketbook. Without continued spending by consumers, the economy could begin to soften. Under this scenario, steady growth companies with predictable earnings could outperform the market on a relative basis.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to seek a high total
return through a combination
of current income and capital
appreciation

FUND NUMBER: 027

TRADING SYMBOL: FGRIX

START DATE: December 30, 1985

SIZE: as of July 31, 1999,
more than $48.5 billion

MANAGER: Steven Kaye, since
1993; manager, Fidelity Blue
Chip Growth Fund, 1990-
1992; Fidelity Select Energy
Services, Biotechnology and
Health Care portfolios, 1986-
1990; joined Fidelity in 1985

STEVEN KAYE ON
MAINTAINING A
LONG-TERM INVESTMENT
HORIZON:

"The past one-year period is an
excellent example of why it's critical
to have a patient, long-term outlook
concerning your investments. We had
an extraordinary period of volatility
over the past 12 months. The market
went from being flat late last summer
to being up nearly 30% in just a matter
of months. We witnessed incredible
speculation in the market, and it
seemed nearly anyone could make
money day-trading Internet stocks.
But as we saw late in the period, that
bubble burst and some investors who
tried to time the market suffered
fairly heavy losses.

"It's not my style to try to catch
different waves. What I'm focused on
is the fundamentals of the
companies that I own, and whether I
see them continuing to grow their
earnings for a number of years.
Eventually, stocks are driven by their
earnings. That's why, over the long
term, a disciplined approach has
served shareholders of this fund well.
As of June 30, 1999, Fidelity Growth &
Income Portfolio outperformed over
75% of its peers over the past three-,
five- and 10-year periods.  Obviously,
investors  expect good returns. But
they must also expect short-term
periods of underperformance.
When there's a shift in the market, as
we experienced in the second
quarter of 1999, I can't panic and
change everything, nor should
investors. History has shown that
those who are in it for the long haul
usually win."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JULY 31,
1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            4.4                      4.2

Microsoft Corp.                 3.2                      3.5

Merck & Co., Inc.               2.6                      3.1

Fannie Mae                      2.2                      1.9

American Express Co.            2.1                      2.0

Citigroup, Inc.                 1.9                      2.0

Exxon Corp.                     1.9                      1.2

AT&T Corp.                      1.7                      1.9

MCI WorldCom, Inc.              1.7                      2.2

Philip Morris Companies, Inc.   1.6                      2.4

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      16.2                     17.0

FINANCE                         15.9                     14.9

HEALTH                          13.0                     15.5

UTILITIES                       8.4                      8.7

NONDURABLES                     7.6                      8.4



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *                                        AS OF JANUARY 31, 1999 **

Stocks                           93.6%                       Stocks                                 93.1%

Bonds                             0.3%                       Bonds                                   0.5%

Convertible Securities            0.6%                       Convertible Securities                  0.6%

Short-term Investments            5.5%                       Short-term Investments                  5.8%

* FOREIGN  INVESTMENTS            3.3%                       ** FOREIGN INVESTMENTS                  2.8%

Row: 1, Col: 1, Value: 93.59999999999999                     Row: 1, Col: 1, Value: 93.09999999999999
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.3                                   Row: 1, Col: 3, Value: 0.5
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.6000000000000001                    Row: 1, Col: 5, Value: 0.6000000000000001
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.5                                   Row: 1, Col: 8, Value: 5.8







INVESTMENTS JULY 31, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 93.6%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 3.8%

AEROSPACE & DEFENSE - 1.9%

AlliedSignal, Inc.                5,033,200                $ 325,585

Boeing Co.                        3,222,300                 146,212

Gulfstream Aerospace Corp. (a)    1,366,800                 90,892

Lockheed Martin Corp.             644,900                   22,451

Northrop Grumman Corp.            1,304,800                 94,109

Textron, Inc.                     1,966,000                 161,704

United Technologies Corp.         1,102,200                 73,503

                                                            914,456

DEFENSE ELECTRONICS - 1.3%

Litton Industries, Inc. (a)(d)    3,371,600                 230,322

Raytheon Co. Class A              5,691,818                 395,581

                                                            625,903

SHIP BUILDING & REPAIR - 0.6%

General Dynamics Corp.            4,245,000                 285,742

TOTAL AEROSPACE & DEFENSE                                   1,826,101

BASIC INDUSTRIES - 1.7%

CHEMICALS & PLASTICS - 1.2%

E.I. du Pont de Nemours and       3,510,200                 252,954
Co.

IMC Global, Inc.                  4,661,000                 85,063

Monsanto Co.                      1,069,500                 41,844

Union Carbide Corp.               3,869,100                 185,717

                                                            565,578

METALS & MINING - 0.2%

Alcoa, Inc.                       1,738,100                 104,069

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     1,680,200                 117,614

PAPER & FOREST PRODUCTS - 0.1%

Kimberly-Clark Corp.              589,500                   35,960

TOTAL BASIC INDUSTRIES                                      823,221

CONSTRUCTION & REAL ESTATE -
1.6%

BUILDING MATERIALS - 0.1%

Fortune Brands, Inc.              1,506,400                 59,503

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- 1.5%

Boston Properties, Inc.           516,900                  $ 17,704

CBL & Associates Properties,      2,151,900                 54,066
Inc. (d)

Equity Office Properties Trust    6,446,590                 161,971

Equity Residential Properties     3,577,365                 147,790
Trust (SBI)

Macerich Co.                      647,600                   15,785

Mack-Cali Realty Corp.            699,800                   19,594

Manufactured Home                 921,400                   22,344
Communities, Inc.

Public Storage, Inc.              3,540,100                 90,936

Rouse Co. (The)                   71,400                    1,736

Simon Property Group, Inc.        588,900                   15,643

Starwood Hotels & Resorts         4,710,543                 127,185
Worldwide, Inc.

Urban Shopping Centers, Inc.      716,400                   21,940

                                                            696,694

TOTAL CONSTRUCTION & REAL                                   756,197
ESTATE

DURABLES - 1.6%

AUTOS, TIRES, & ACCESSORIES -
1.2%

AutoNation, Inc. (a)              2,824,100                 42,008

Danaher Corp.                     200,000                   11,413

Eaton Corp.                       1,069,900                 105,853

Federal-Mogul Corp.               1,768,100                 85,753

Ford Motor Co.                    4,710,900                 229,068

General Motors Corp.              1,655,138                 100,860

                                                            574,955

CONSUMER DURABLES - 0.2%

Minnesota Mining &                1,386,500                 121,925
Manufacturing Co.

CONSUMER ELECTRONICS - 0.1%

General Motors Corp. Class H      521,800                   28,993
(a)

TEXTILES & APPAREL - 0.1%

Unifi, Inc. (a)(d)                3,831,300                 61,540

TOTAL DURABLES                                              787,413

ENERGY - 5.8%

ENERGY SERVICES - 0.1%

Schlumberger Ltd.                 376,300                   22,790

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - 5.7%

BP Amoco PLC sponsored ADR        4,223,610                $ 489,411

Chevron Corp.                     1,730,900                 157,945

Exxon Corp.                       11,334,800                899,700

Mobil Corp.                       5,430,400                 555,258

Royal Dutch Petroleum Co. (NY     8,353,600                 509,570
Registry Gilder 1.25)

Texaco, Inc.                      2,701,600                 168,343

                                                            2,780,227

TOTAL ENERGY                                                2,803,017

FINANCE - 15.7%

BANKS - 2.8%

Bank of America Corp.             2,956,006                 196,205

Bank of New York Co., Inc.        9,676,508                 357,426

Bank One Corp.                    5,650,460                 308,303

Chase Manhattan Corp.             1,844,500                 141,796

Mellon Bank Corp.                 2,083,300                 70,311

Wachovia Corp.                    2,239,300                 174,805

Wells Fargo & Co.                 2,629,400                 102,547

                                                            1,351,393

CREDIT & OTHER FINANCE - 6.2%

American Express Co.              7,807,930                 1,028,695

Associates First Capital          19,180,638                734,858
Corp. Class A

Capital Trust, Inc. (a)(d)        1,635,782                 6,850

Citigroup, Inc.                   20,424,296                910,158

Concord EFS, Inc. (a)             804,400                   27,400

Fleet Financial Group, Inc.       2,369,998                 95,985

Household International, Inc.     4,639,940                 199,227

                                                            3,003,173

FEDERAL SPONSORED CREDIT - 4.2%

Fannie Mae                        15,075,400                1,040,203

Freddie Mac                       7,818,500                 448,586

SLM Holding Corp. (d)             12,176,650                554,038

                                                            2,042,827

INSURANCE - 2.2%

Allmerica Financial Corp.         1,216,100                 71,978

American International Group,     4,980,000                 578,303
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

Hartford Financial Services       4,813,700                $ 259,940
Group, Inc.

MBIA, Inc.                        3,212,700                 183,927

                                                            1,094,148

SECURITIES INDUSTRY - 0.3%

Franklin Resources, Inc.          583,600                   22,250

Morgan Stanley, Dean Witter &     1,230,400                 110,890
Co.

                                                            133,140

TOTAL FINANCE                                               7,624,681

HEALTH - 13.0%

DRUGS & PHARMACEUTICALS - 9.0%

Allergan, Inc.                    1,848,100                 174,645

American Home Products Corp.      931,400                   47,501

Amgen, Inc. (a)                   2,435,750                 187,248

Bausch & Lomb, Inc.               791,700                   56,854

Bristol-Myers Squibb Co.          11,091,600                737,591

Forest Laboratories, Inc. (a)     1,988,500                 101,911

Lilly (Eli) & Co.                 6,394,232                 419,621

Merck & Co., Inc.                 18,315,100                1,239,703

Pfizer, Inc.                      8,130,000                 275,912

Quintiles Transnational Corp.     771,600                   29,321
(a)

Schering-Plough Corp.             7,316,400                 358,504

SmithKline Beecham PLC            1,097,900                 65,943
sponsored ADR

Teva Pharmaceutical               1,800,000                 83,475
Industries Ltd. ADR

Warner-Lambert Co.                8,969,580                 591,992

                                                            4,370,221

MEDICAL EQUIPMENT & SUPPLIES
- 3.3%

Abbott Laboratories               1,833,700                 78,734

Bard (C.R.), Inc. (d)             4,246,200                 206,471

Baxter International, Inc.        3,497,900                 240,262

Becton, Dickinson & Co.           7,732,500                 212,160

Cardinal Health, Inc.             2,078,100                 141,830

Guidant Corp.                     796,500                   46,645

Johnson & Johnson                 4,040,700                 372,249

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Medtronic, Inc.                   1,321,895                $ 95,259

Stryker Corp.                     2,971,900                 181,286

                                                            1,574,896

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Health Management Associates,     2,404,270                 19,835
Inc. Class A (a)

Tenet Healthcare Corp. (a)        3,808,000                 68,306

United HealthCare Corp.           873,400                   53,277

Wellpoint Health Networks,        2,556,200                 209,928
Inc. (a)

                                                            351,346

TOTAL HEALTH                                                6,296,463

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.2%

ELECTRICAL EQUIPMENT - 4.7%

Emerson Electric Co.              1,474,000                 87,979

General Electric Co.              19,483,200                2,123,664

Honeywell, Inc.                   422,300                   50,597

                                                            2,262,240

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.4%

Caterpillar, Inc.                 1,715,600                 100,577

Tyco International Ltd.           5,966,900                 582,892

                                                            683,469

POLLUTION CONTROL - 0.1%

Waste Management, Inc.            1,432,387                 36,615

TOTAL INDUSTRIAL MACHINERY &                                2,982,324
EQUIPMENT

MEDIA & LEISURE - 4.2%

BROADCASTING - 2.0%

CBS Corp. (a)                     7,318,034                 321,536

Clear Channel Communications,     623,446                   43,368
Inc. (a)

Infinity Broadcasting Corp.       971,000                   26,763
Class A

MediaOne Group, Inc.              1,645,500                 119,093

Nielsen Media Research, Inc.      2,456,866                 79,848
(a)

Time Warner, Inc.                 4,897,523                 352,622

                                                            943,230

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.6%

Disney (Walt) Co.                 4,222,400                $ 116,644

Viacom, Inc. Class B              4,456,800                 186,907
(non-vtg.) (a)

                                                            303,551

LODGING & GAMING - 0.1%

Marriott International, Inc.      1,372,500                 48,123
Class A

Mirage Resorts, Inc. (a)          990,300                   13,926

                                                            62,049

PUBLISHING - 0.3%

Times Mirror Co. Class A          2,128,100                 128,218

RESTAURANTS - 1.2%

McDonald's Corp.                  6,481,700                 270,206

Starbucks Corp. (a)               2,150,700                 50,004

Tricon Global Restaurants,        6,917,310                 281,448
Inc. (a)

                                                            601,658

TOTAL MEDIA & LEISURE                                       2,038,706

NONDURABLES - 7.6%

BEVERAGES - 2.3%

Anheuser-Busch Companies,         3,276,200                 258,615
Inc.

Coca-Cola Co. (The)               3,325,000                 200,539

PepsiCo, Inc.                     13,208,900                516,798

Whitman Corp.                     6,930,400                 132,111

                                                            1,108,063

FOODS - 1.5%

Bestfoods                         2,530,200                 123,347

Nabisco Group Holdings Corp.      2,671,500                 50,091

Nestle SA (Reg.)                  35,000                    68,845

Quaker Oats Co.                   1,960,090                 133,409

Ralston Purina Co.                2,891,221                 86,556

Sara Lee Corp.                    2,786,700                 61,307

Sysco Corp.                       5,681,700                 185,721

                                                            709,276

HOUSEHOLD PRODUCTS - 2.2%

Avon Products, Inc.               2,205,700                 100,359

Clorox Co.                        460,200                   51,542

Colgate-Palmolive Co.             500,000                   24,688

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Gillette Co.                      2,630,100                $ 115,231

Procter & Gamble Co.              7,690,200                 695,963

Unilever NV NY Shares             1,405,892                 98,237

                                                            1,086,020

TOBACCO - 1.6%

Philip Morris Companies, Inc.     20,723,400                771,947

TOTAL NONDURABLES                                           3,675,306

RETAIL & WHOLESALE - 5.7%

APPAREL STORES - 0.3%

Abercrombie & Fitch Co. Class     593,200                   24,618
A (a)

Limited, Inc. (The)               2,797,800                 127,824

                                                            152,442

DRUG STORES - 1.1%

CVS Corp.                         6,154,468                 306,185

Walgreen Co.                      7,897,800                 223,606

                                                            529,791

GENERAL MERCHANDISE STORES -
1.9%

Dayton Hudson Corp.               2,857,100                 184,819

Federated Department Stores,      523,530                   26,864
Inc. (a)

May Department Stores Co.         1,057,800                 40,924
(The)

Wal-Mart Stores, Inc.             15,588,600                658,618

                                                            911,225

GROCERY STORES - 1.0%

Kroger Co. (a)                    12,531,624                329,738

Safeway, Inc.                     2,916,800                 157,143

                                                            486,881

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.4%

CDnow, Inc. (a)                   1,000,000                 19,750

Home Depot, Inc.                  10,634,500                678,614

                                                            698,364

TOTAL RETAIL & WHOLESALE                                    2,778,703

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

SERVICES - 1.7%

ADVERTISING - 0.5%

Interpublic Group of              3,223,934                $ 135,405
Companies, Inc.

Omnicom Group, Inc.               1,581,400                 112,082

                                                            247,487

SERVICES - 1.2%

ACNielsen Corp. (a)               841,332                   24,346

Block (H&R), Inc. (d)             5,652,900                 308,790

Gartner Group, Inc. Class B       3,232,338                 69,899
(a)

Service Corp. International       373,600                   5,931

ServiceMaster Co.                 1,760,250                 31,685

Viad Corp.                        3,377,700                 111,675

                                                            552,326

TOTAL SERVICES                                              799,813

TECHNOLOGY - 15.9%

COMMUNICATIONS EQUIPMENT - 2.6%

ADC Telecommunications, Inc.      2,221,700                 98,866
(a)

Cisco Systems, Inc. (a)           9,943,200                 617,721

Lucent Technologies, Inc.         6,924,629                 450,534

Nokia AB sponsored ADR            1,138,400                 96,835

                                                            1,263,956

COMPUTER SERVICES & SOFTWARE
- 8.3%

America Online, Inc. (a)          127,800                   12,157

At Home Corp. Series A (a)        453,900                   20,738

Automatic Data Processing,        6,813,000                 272,946
Inc.

BMC Software, Inc. (a)            1,395,600                 75,188

Ceridian Corp. (a)                5,267,700                 147,496

Compuware Corp. (a)               2,229,600                 61,871

DST Systems, Inc. (a)             2,669,300                 177,175

Electronic Data Systems Corp.     5,064,500                 305,453

Equifax, Inc.                     2,579,500                 84,801

First Data Corp.                  1,673,400                 82,938

IMS Health, Inc. (d)              17,168,500                478,572

International Business            4,450,400                 559,360
Machines Corp.

Lycos, Inc. (a)                   457,400                   18,896

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Microsoft Corp. (a)               18,143,400               $ 1,556,931

Oracle Corp. (a)                  4,696,260                 178,751

                                                            4,033,273

COMPUTERS & OFFICE EQUIPMENT
- 2.9%

Compaq Computer Corp.             5,036,100                 120,866

EMC Corp. (a)                     2,696,600                 163,313

Gateway, Inc. (a)                 619,900                   47,229

Hewlett-Packard Co.               3,622,900                 379,272

Pitney Bowes, Inc.                8,569,800                 545,254

Sun Microsystems, Inc. (a)        405,000                   27,489

Xerox Corp.                       2,492,800                 121,524

                                                            1,404,947

ELECTRONICS - 2.0%

Intel Corp.                       7,200,300                 496,821

Motorola, Inc.                    2,492,700                 227,459

Texas Instruments, Inc.           1,666,200                 239,933

                                                            964,213

PHOTOGRAPHIC EQUIPMENT - 0.1%

Eastman Kodak Co.                 475,800                   32,890

TOTAL TECHNOLOGY                                            7,699,279

TRANSPORTATION - 0.7%

AIR TRANSPORTATION - 0.4%

AMR Corp. (a)                     907,600                   58,881

Southwest Airlines Co.            8,050,263                 148,930

                                                            207,811

RAILROADS - 0.3%

Burlington Northern Santa Fe      3,378,000                 108,096
Corp.

Union Pacific Corp.               333,800                   18,130

                                                            126,226

TOTAL TRANSPORTATION                                        334,037

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - 8.4%

CELLULAR - 0.5%

ALLTEL Corp.                      1,632,700                $ 117,248

Vodafone AirTouch PLC             568,950                   119,764
sponsored ADR

                                                            237,012

ELECTRIC UTILITY - 0.4%

CMS Energy Corp.                  463,779                   17,334

Duke Energy Corp.                 909,900                   48,168

FPL Group, Inc.                   641,900                   34,622

PG&E Corp.                        2,585,000                 81,751

                                                            181,875

GAS - 0.4%

Enron Corp.                       1,520,000                 129,485

Williams Companies, Inc.          2,123,100                 89,303

                                                            218,788

TELEPHONE SERVICES - 7.1%

Ameritech Corp.                   4,401,300                 322,395

AT&T Corp.                        16,322,350                847,742

Bell Atlantic Corp.               2,843,186                 181,253

BellSouth Corp.                   5,858,100                 281,189

GTE Corp.                         4,212,400                 310,401

MCI WorldCom, Inc. (a)            9,769,409                 805,976

SBC Communications, Inc.          11,814,892                675,664

U.S. WEST, Inc.                   248,026                   14,215

                                                            3,438,835

TOTAL UTILITIES                                             4,076,510

TOTAL COMMON STOCKS                                         45,301,771
(Cost $26,484,753)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



BASIC INDUSTRIES - 0.1%

CHEMICAL & PLASTICS - 0.1%

Sealed Air Corp. Series A,        1,054,927                 64,878
$2.00

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Union Pacific Capital Trust       1,377,000                $ 67,645
$3.125 TIDES (c)

TOTAL CONVERTIBLE PREFERRED                                   132,523
STOCKS
(Cost $110,600)



CONVERTIBLE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT (000S)

TECHNOLOGY - 0.3%

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Quantum Corp. 7% 8/1/04           B2       $ 40,000                            37,000

ELECTRONICS - 0.2%

Micron Technology, Inc. 7%        B2        86,500                             100,989
7/1/04

TOTAL CONVERTIBLE BONDS                                                        137,989
(Cost $120,160)

U.S. TREASURY OBLIGATIONS -
0.3%



U.S. Treasury Bonds:

6% 2/15/26                        Aaa       172,500                            165,897

8.125% 8/15/19                    Aaa       10,000                             11,944

TOTAL U.S. TREASURY OBLIGATIONS                                                177,841
(Cost $166,451)



CASH EQUIVALENTS - 5.5%

                                MATURITY AMOUNT (000S)

Investments in repurchase       $ 145,646                              145,585
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.06%,
dated 7/30/99 due 8/2/99

                                SHARES

Taxable Central Cash Fund (b)    2,509,332,914                         2,509,333

TOTAL CASH EQUIVALENTS                                                 2,654,918
(Cost $2,654,918)

TOTAL INVESTMENT IN                                                  $ 48,405,042
SECURITIES - 100%
(Cost $29,536,882)


SECURITY TYPE ABBREVIATIONS

TIDES                        -   Term Income Deferred Equity
                                 Securities

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $67,645,000 or 0.1% of net assets.

(d) Affiliated company

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $29,551,313,000. Net unrealized appreciation aggregated $18,853,729,000, of which $19,478,121,000 related to appreciated investment securities and $624,392,000 related to depreciated investment securities.

The fund hereby designates approximately $2,246,595,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        JULY 31, 1999

ASSETS

Investment in securities, at              $ 48,405,042
value (including repurchase
agreements of $145,585)
(cost $29,536,882) -  See
accompanying schedule

Receivable for investments                 509,796
sold

Receivable for fund shares                 38,273
sold

Dividends receivable                       36,155

Interest receivable                        17,611

Other receivables                          1,936

 TOTAL ASSETS                              49,008,813

LIABILITIES

Payable for investments        $ 326,399
purchased

Payable for fund shares         59,846
redeemed

Accrued management fee          20,278

Other payables and accrued      7,095
expenses

 TOTAL LIABILITIES                         413,618

NET ASSETS                                $ 48,595,195

Net Assets consist of:

Paid in capital                           $ 27,007,714

Undistributed net investment               46,468
income

Accumulated undistributed net              2,672,831
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                18,868,182
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 1,028,074                 $ 48,595,195
shares outstanding

NET ASSET VALUE, offering                  $47.27
price and redemption price
per share ($48,595,195
(divided by) 1,028,074
shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED JULY 31, 1999

INVESTMENT INCOME                            $ 561,804
Dividends (including $21,452
received from affiliated
issuers)

Interest                                      158,494

 TOTAL INCOME                                 720,298

EXPENSES

Management fee                   $ 226,584

Transfer agent fees               87,362

Accounting fees and expenses      1,292

Non-interested trustees'          225
compensation

Custodian fees and expenses       604

Registration fees                 330

Audit                             188

Legal                             136

Miscellaneous                     62

 Total expenses before            316,783
reductions

 Expense reductions               (6,981)     309,802

NET INVESTMENT INCOME                         410,496

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,290,552
(including realized gain of
  $36,835 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    659         3,291,211

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,872,613

 Assets and liabilities in        (23)        2,872,590
foreign currencies

NET GAIN (LOSS)                               6,163,801

NET INCREASE (DECREASE) IN                   $ 6,574,297
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED JULY 31, 1999  YEAR ENDED JULY 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 410,496                 $ 399,563
income

 Net realized gain (loss)         3,291,211                 1,972,406

 Change in net unrealized         2,872,590                 4,607,442
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       6,574,297                 6,979,411
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (393,528)                 (397,518)
From net investment income

 From net realized gain           (2,186,858)               (1,237,608)

 TOTAL DISTRIBUTIONS              (2,580,386)               (1,635,126)

Share transactions Net            8,258,120                 12,370,734
proceeds from sales of shares

 Reinvestment of distributions    2,512,407                 1,603,367

 Cost of shares redeemed          (10,529,866)              (9,241,449)

 NET INCREASE (DECREASE) IN       240,661                   4,732,652
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       4,234,572                 10,076,937
IN NET ASSETS

NET ASSETS

 Beginning of period              44,360,623                34,283,686

 End of period (including        $ 48,595,195              $ 44,360,623
undistributed net investment
income of $46,468 and
$33,271, respectively)

OTHER INFORMATION
Shares

 Sold                             186,270                   309,914

 Issued in reinvestment of        63,951                    43,076
distributions

 Redeemed                         (236,535)                 (229,152)

 Net increase (decrease)          13,686                    123,838


FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,             1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 43.73   $ 38.50   $ 28.20   $ 25.10   $ 22.17
of period

Income from Investment
Operations

Net investment income             .39 B     .41 B     .46 B     .49       .43

Net realized and  unrealized      5.69      6.59      11.44     3.99      4.14
gain (loss)

Total from investment             6.08      7.00      11.90     4.48      4.57
operations

Less Distributions

 From net investment income       (.38)     (.41)     (.48)     (.48)     (.40)

From net realized gain            (2.16)    (1.36)    (1.12)    (.90)     (1.24)

Total distributions               (2.54)    (1.77)    (1.60)    (1.38)    (1.64)

Net asset value, end of period   $ 47.27   $ 43.73   $ 38.50   $ 28.20   $ 25.10

TOTAL RETURN A                    15.20%    19.06%    44.16%    18.39%    21.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 48,595  $ 44,361  $ 34,284  $ 19,206  $ 12,106
(in millions)

Ratio of expenses to average      .68%      .69%      .73%      .75%      .78%
net assets

Ratio of expenses to average      .66% C    .68% C    .71% C    .74% C    .77% C
net assets after expense
reductions

Ratio of net investment           .88%      1.02%     1.43%     1.82%     2.21%
income to average net assets

Portfolio turnover rate           35%       32%       38%       41%       67%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Effective the close of business on April 3, 1998, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income orgain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $15,249,991,000 and $17,955,705,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .49% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,136,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,867,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,000 and $2,109,000, respectively, under these arrangements.

6. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS

AFFILIATE                         PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Bard (C.R.), Inc.                 $ 26,012           $ -             $ 3,255              $ 206,471

Bausch & Lomb, Inc.                -                  62,162          2,816                -

Block (H&R), Inc.                  17,957             53,677          5,628                308,790

CBL & Associates Properties,       -                  133             4,109                54,066
Inc.

Capital Trust, Inc.                -                  -               -                    6,850

Ceridian Corp.                     -                  665             -                    -

Coram Healthcare Corp.             -                  3,831           -                    -

Forest Laboratories, Inc.          -                  15,745          -                    -

IMS Health, Inc.                   8,616              6,176           681                  478,572

Litton Industries, Inc.            8,796              6,802           -                    230,322

SLM Holding Corp.                  157,496            -               4,963                554,038

Unifi, Inc.                        2,524              -               -                    61,540

TOTALS                            $ 221,401          $ 149,191       $ 21,452             $ 1,900,649


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities
Fund) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Growth and Income Portfolio voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $2.44 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.

A total of 84% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Steven Kaye, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

* INDEPENDENT TRUSTEES

GAI-ANN-0999  83748
1.536189.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity  (registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan (registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Heaquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY
OTC
PORTFOLIO

ANNUAL REPORT
JULY 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   18  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  22  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          28

OF SPECIAL NOTE        29

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In July, the steadily growing U.S. economy again sparked fears of inflation and posed the threat of another Federal Reserve Board interest-rate hike at its August policy meeting. Despite rising profits and continued productivity gains at many U.S. corporations, stock and bond markets sold off sharply toward the month's end. Renewed jitters about inflation were sparked by a government report that showed a larger-than-expected increase in the employment-cost index.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of September 30, 1998.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OTC                   38.54%       226.55%       453.16%

NASDAQ                         41.42%       277.32%       541.97%

Mid-Cap Funds Average          17.16%       137.46%       276.24%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the NASDAQ Composite Index - a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 373 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OTC                   38.54%       26.70%        18.65%

NASDAQ                         41.42%       30.42%        20.43%

Mid-Cap Funds Average          17.16%       18.51%        13.81%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             OTC Portfolio               NASDAQ (Total Return)
             00093                       F0091
  1989/07/31      10000.00                    10000.00
  1989/08/31      10447.23                    10354.49
  1989/09/30      10506.88                    10446.05
  1989/10/31      10152.61                    10076.80
  1989/11/30      10245.84                    10099.50
  1989/12/31      10310.10                    10084.05
  1990/01/31       9578.05                     9232.12
  1990/02/28       9844.25                     9467.75
  1990/03/31      10217.95                     9696.87
  1990/04/30       9921.04                     9365.86
  1990/05/31      10571.18                    10246.38
  1990/06/30      10591.66                    10333.75
  1990/07/31      10453.44                     9809.37
  1990/08/31       9552.46                     8545.99
  1990/09/30       9026.74                     7736.19
  1990/10/31       8836.37                     7419.79
  1990/11/30       9449.79                     8090.08
  1990/12/31       9820.25                     8436.01
  1991/01/31      10593.58                     9359.62
  1991/02/28      11414.58                    10250.39
  1991/03/31      12055.50                    10925.00
  1991/04/30      12034.31                    10992.72
  1991/05/31      12622.25                    11490.63
  1991/06/30      12013.12                    10818.08
  1991/07/31      12860.61                    11424.74
  1991/08/31      13538.60                    11975.77
  1991/09/30      13419.62                    12016.11
  1991/10/31      14003.08                    12396.40
  1991/11/30      13341.08                    11973.75
  1991/12/31      14647.83                    13413.89
  1992/01/31      15280.32                    14202.10
  1992/02/29      15309.88                    14519.28
  1992/03/31      14819.25                    13852.04
  1992/04/30      14381.83                    13290.02
  1992/05/31      14588.72                    13455.95
  1992/06/30      14269.52                    12970.56
  1992/07/31      14570.99                    13380.79
  1992/08/31      14210.41                    12986.53
  1992/09/30      14649.01                    13464.79
  1992/10/31      15194.89                    13984.32
  1992/11/30      16267.40                    15097.54
  1992/12/31      16836.18                    15671.97
  1993/01/31      16947.77                    16135.10
  1993/02/28      16284.82                    15556.86
  1993/03/31      16849.31                    16020.27
  1993/04/30      16357.02                    15368.40
  1993/05/31      16796.80                    16292.06
  1993/06/30      16816.49                    16386.61
  1993/07/31      17000.28                    16419.38
  1993/08/31      17315.34                    17323.61
  1993/09/30      17791.22                    17804.49
  1993/10/31      18025.87                    18205.22
  1993/11/30      17549.45                    17640.80
  1993/12/31      18239.22                    18180.74
  1994/01/31      18730.33                    18751.12
  1994/02/28      18533.89                    18580.97
  1994/03/31      17793.44                    17447.74
  1994/04/30      17302.33                    17238.48
  1994/05/31      17211.66                    17286.74
  1994/06/30      16576.99                    16615.91
  1994/07/31      16939.66                    17013.77
  1994/08/31      17785.88                    18054.66
  1994/09/30      17831.22                    18040.72
  1994/10/31      18239.22                    18370.04
  1994/11/30      17642.33                    17745.81
  1994/12/31      17747.60                    17802.98
  1995/01/31      17709.47                    17898.31
  1995/02/28      18639.94                    18830.28
  1995/03/31      19265.34                    19406.38
  1995/04/30      20073.78                    20061.30
  1995/05/31      20645.79                    20570.14
  1995/06/30      22247.42                    22227.95
  1995/07/31      23711.77                    23861.36
  1995/08/31      24016.84                    24332.06
  1995/09/30      24363.45                    24911.25
  1995/10/31      24231.33                    24752.88
  1995/11/30      24666.53                    25323.65
  1995/12/31      24531.70                    25172.86
  1996/01/31      24475.08                    25373.88
  1996/02/29      25348.61                    26355.36
  1996/03/31      25397.14                    26405.07
  1996/04/30      26990.53                    28558.77
  1996/05/31      27977.30                    29845.15
  1996/06/30      26998.62                    28455.98
  1996/07/31      25235.38                    25960.83
  1996/08/31      26723.62                    27436.52
  1996/09/30      28598.11                    29502.41
  1996/10/31      28482.97                    29386.03
  1996/11/30      30511.15                    31110.22
  1996/12/31      30354.30                    31086.18
  1997/01/31      31569.95                    33238.41
  1997/02/28      30029.50                    31545.14
  1997/03/31      27746.67                    29453.70
  1997/04/30      28869.52                    30408.00
  1997/05/31      31458.59                    33786.33
  1997/06/30      32303.06                    34806.99
  1997/07/31      35690.19                    38483.30
  1997/08/31      35133.40                    38340.01
  1997/09/30      37501.57                    40728.59
  1997/10/31      34401.09                    38517.29
  1997/11/30      34286.61                    38694.47
  1997/12/31      33363.49                    37977.96
  1998/01/31      34111.55                    39178.25
  1998/02/28      38579.96                    42850.83
  1998/03/31      39557.43                    44442.92
  1998/04/30      39986.31                    45250.41
  1998/05/31      37113.76                    43097.31
  1998/06/30      39607.30                    45919.84
  1998/07/31      39926.47                    45393.68
  1998/08/31      31857.39                    36362.83
  1998/09/30      36347.83                    41097.82
  1998/10/31      38011.72                    42994.83
  1998/11/30      41028.18                    47334.62
  1998/12/31      46835.67                    53253.36
  1999/01/31      51011.49                    60875.70
  1999/02/28      48724.99                    55598.97
  1999/03/31      51430.14                    59827.79
  1999/04/30      51483.82                    61823.27
  1999/05/31      52535.82                    60080.76
  1999/06/30      55391.26                    65339.73
  1999/07/30      55316.12                    64196.65
IMATRL PRASUN   SHR__CHT 19990731 19990812 120101 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity OTC Portfolio on July 31, 1989. As the chart shows, by July 31, 1999, the value of the investment would have grown to $55,316 - a 453.16% increase on the initial investment. For comparison, look at how the NASDAQ Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $64,197 - a 541.97% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Federal Reserve Board monetary
policy, Internet stock mania and
Y2K concerns all played key roles
in the direction of the U.S. equity
market for the 12 months that ended
July 31, 1999. As we entered the
period, investors were still leery of
troubled overseas markets and
overall liquidity. The Fed then made
three successive interest-rate cuts
in the fall and confidence was
restored. The second quarter of 1999
saw more sharing of the market's
gains by smaller stocks, many of
which rely on borrowed money to
fund their growth. The Russell 2000
Index - a measure of small-stock
performance - handily outpaced
the large-cap oriented Standard &
Poor's 500SM Index during that time.
For the entire 12 months, though, the
S&P 500 returned 20.20%, while the
Russell(registered trademark) 2000 could only muster
7.41%. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - returned 21.88%. Internet
stocks continued to attract investors,
with many stock valuations peaking
around April, then cooling off some
as the period ended. Technology
stocks prospered - the tech-heavy
NASDAQ index returned a tidy
41.42% during the period - as did
telecommunications stocks with
Internet exposure. Y2K concerns
mounted toward the end of the
period, as many investors
anticipated a spending freeze within
the technology sector.

(photograph of Robert Bertelson)

An interview with Robert Bertelson, Portfolio Manager of Fidelity OTC
Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. For the 12 months that ended July 31, 1999, the fund returned
38.54%. This trailed the NASDAQ Composite Index - which returned
41.42% during the period - but topped the mid-cap funds average, which returned 17.16% according to Lipper Inc.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?

A. For starters, we had a favorable backdrop for many of the stocks the fund tends to emphasize. When the period began, investors were still concerned with global economies and liquidity within the markets. The Federal Reserve Board made several interest-rate cuts in the fall of 1998 and while liquidity was restored, global economies remained a bit sluggish. This environment led investors to high-growth sectors, and the fund was well-represented in several, including technology, telecommunications and cable TV. In terms of the fund's performance relative to its benchmarks, the fund lagged the NASDAQ mostly due to its relative underweighting in technology stocks. I pulled back on some of these holdings in December, and my decision to do so was premature as many tech stocks continued to run. As far as the Lipper peer group, the fund may have benefited from the fact that it had greater exposure to high-growth names than its competitors.

Q. CAN YOU GO INTO MORE DETAIL ON YOUR TECHNOLOGY STRATEGY DURING THE
PERIOD?

A. While just under 34% of the fund's investments fell into the technology basket at the end of the period - and many performed well - the story was more about what the fund didn't own. For instance, the fund had minimal exposure to the Internet craze, mainly due to my suspicions about the viability of the business models in that area and the lack of discrimination investors showed in gobbling up Internet IPOs. These stocks hit their frenzied peaks around April and have cooled off some since. Also, as I mentioned, I underweighted the fund
- relative to the NASDAQ - in big tech leaders such as Cisco and Intel. In hindsight, this positioning hurt the fund.

Q. THAT BEING SAID, THE FUND STILL GENERATED A STRONG RETURN. WERE YOU ABLE TO FIND OPPORTUNITIES ELSEWHERE?

A. The fund benefited from its health care investments - particularly in the biotechnology area - and from its cable TV positions. Biotech names such as Biogen and Amgen performed quite nicely during the period as both companies benefited from strong product lines and increased sales. Biogen, for example, has seen its drug for the treatment of multiple sclerosis emerge as a clear leader in combating that disease. In the cable area, the fund's stakes in companies such as Liberty Media - which merged with AT&T during the period - and Comcast paid off handsomely. Liberty's stock rose as investors realized the potential of the company's broad range of programming assets, and Comcast - one of the larger cable firms in the U.S. - executed its business plans well and was helped along by its ownership of cable TV retailer QVC.

Q. WHAT OTHER STOCKS PERFORMED WELL DURING THE PERIOD? WHICH ONES
PROVED DISAPPOINTING?

A. Ascend Communications, which the fund no longer held at the end of the period, worked out well as the company benefited from being acquired by Lucent Technologies. Comverse Technology - which crept into the fund's top-10 list of holdings during the period - also fared well. Comverse is a market leader in voice-mail systems. On the negative side, the fund's positions in Axent Technology and Networks Associates - both of which are involved in the security segment of the software industry - performed poorly as each encountered earnings shortfalls. Axent specializes in encryption and remote-access technology, while Networks develops anti-virus software.

Q. WHAT'S YOUR OUTLOOK?

A. In terms of the overall investing climate, the only certainty is that there will be uncertainty. I'll be monitoring a couple of things closely in the coming months. First, if global economies enter a phase of simultaneous improvement, we may see additional upward pressure on interest rates. Historically, such a development has not been kind to growth stocks. Second, we have Y2K issues ahead of us (SEE CALLOUT BOX ON PAGE 8). In terms of the portfolio itself, I'll continue to look closely at all segments of the OTC market for earnings growth and capital appreciation opportunities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital appreciation by
normally investing in
securities principally traded
on the over-the-counter
market

FUND NUMBER: 093

TRADING SYMBOL: FOCPX

START DATE: December 31,
1984

SIZE:  as of July 31, 1999,
more than $7.2 billion

MANAGER: Bob Bertelson,
since 1997; manager,
Fidelity Convertible Securities
Fund, 1996-1997; Fidelity
Select Industrial Equipment
Portfolio, 1994-1996;
Fidelity Select Energy Portfolio,
1992-1994; joined Fidelity
in 1991

BOB BERTELSON OFFERS HIS
THOUGHTS ON AND CONCERNS
ABOUT Y2K:

"I see Y2K as being one of the most
significant issues for the
investment world over the next few
months, mainly because of the
unexpected behavior it may
produce in a variety of areas. For
example, investors may shy away
from holding risky or illiquid
investments - those that aren't
easily traded - as the millennium
nears. In addition, companies may
build up inventories in anticipation
of the event - much like
consumers tend to stock up on
groceries before a big storm -
which could cause economic
statistics to look stronger than
they really are.

"The area in which Y2K concerns
are currently most visible is
technology. Many companies, for
instance, could freeze their
technology-related spending
activity as the end of the year
approaches. Given the relatively high
valuations within the sector,
technology stocks could be
particularly vulnerable.

"For these reasons, I underweighted
the fund's technology positions
relative to the NASDAQ. At the
close of the period, the fund's 33.8%
weighting in tech stocks was
considerably lower than the
NASDAQ weighting of 58.9%."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JULY 31,
1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                          THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                   8.8                      9.5

MCI WorldCom, Inc.                8.0                      7.8

Comcast Corp. Class A (special)   6.0                      3.1

Amgen, Inc.                       3.7                      3.5

Biogen, Inc.                      3.2                      1.9

Cisco Systems, Inc.               2.7                      0.5

At Home Corp. Series A            2.3                      0.7

AT&T Corp. (Liberty Media         1.8                      0.2
Group) Class A

Comverse Technology, Inc.         1.8                      0.9

Quantum Corp.                     1.6                      1.8

TOP FIVE MARKET SECTORS AS OF
JULY 31, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                          THESE MARKET SECTORS 6
                                                          MONTHS AGO

TECHNOLOGY                        33.8                     40.3

HEALTH                            15.1                     13.8

MEDIA & LEISURE                   12.7                     11.1

UTILITIES                         11.3                     10.4

FINANCE                           6.3                      8.3



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF JULY 31, 1999 *                                         AS OF JANUARY 31, 1999 **

Stocks                           95.0%                        Stocks                                 92.8%

Convertible  Securities           0.0%                        Convertible  Securities                 0.4%

Short-term  Investments           5.0%                        Short-term  Investments                 6.8%

* FOREIGN INVESTMENTS             4.1%                        ** FOREIGN INVESTMENTS                  2.5%

Row: 1, Col: 1, Value: 95.0                                   Row: 1, Col: 1, Value: 92.8
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.4
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 8, Value: 5.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 8, Value: 6.8







INVESTMENTS JULY 31, 1999

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 95.0%

                                 SHARES                               VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 0.6%

PAPER & FOREST PRODUCTS - 0.6%

Smurfit-Stone Container Corp.     2,000,000                           $ 44,750
(a)

DURABLES - 1.2%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Modine Manufacturing Co.          200,000                              6,406

PACCAR, Inc.                      200,000                              11,463

                                                                       17,869

CONSUMER ELECTRONICS - 1.0%

Gemstar International Group       1,085,200                            71,895
Ltd. (a)

TOTAL DURABLES                                                         89,764

ENERGY - 5.6%

ENERGY SERVICES - 0.5%

BJ Services Co. (a)               1,100,000                            33,619

Marine Drilling Companies,        372,000                              5,557
Inc. (a)

                                                                       39,176

OIL & GAS - 5.1%

Amerada Hess Corp.                1,091,000                            64,574

Anadarko Petroleum Corp.          500,000                              19,094

Anderson Exploration Ltd. (a)     200,000                              2,582

Apache Corp.                      927,700                              39,369

Canadian Hunter Exploration       400,000                              6,453
Ltd.

Canadian Natural Resources        200,000                              4,229
Ltd. (a)

Kerr-McGee Corp.                  516,600                              26,605

Newfield Exploration Co. (a)      1,939,700                            56,130

Noble Affiliates, Inc.            1,176,300                            34,407

Penn West Petroleum Ltd. (a)      200,000                              3,784

Poco Petroleums Ltd. (a)          300,000                              2,639

Rio Alto Exploration Ltd. (a)     800,000                              13,198

Tosco Corp.                       600,000                              15,825

Vastar Resources, Inc.            1,239,800                            81,052

                                                                       369,941

TOTAL ENERGY                                                           409,117

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - 6.3%

BANKS - 4.5%

Compass Bancshares, Inc.          300,000                             $ 8,644

Fifth Third Bancorp               200,000                              13,013

Marshall & Ilsley Corp.           1,804,400                            116,609

Northern Trust Corp.              100,000                              8,700

Peoples Heritage Financial        1,779,000                            32,133
Group, Inc.

Seacoast Financial Services       337,500                              3,987
Corp. (a)

UnionBanCal Corp.                 1,300,000                            46,800

Zions Bancorp                     1,701,000                            98,658

                                                                       328,544

CREDIT & OTHER FINANCE - 0.3%

Concord EFS, Inc. (a)             585,400                              19,940

SAVINGS & LOANS - 1.5%

Astoria Financial Corp.           234,850                              8,939

Charter One Financial, Inc.       2,119,940                            54,853

Golden State Bancorp, Inc. (a)    1,404,640                            31,078

Golden State Bancorp, Inc.        971,540                              1,518
litigation warrants 12/31/99
(a)

Washington Federal, Inc.          554,312                              13,685

Webster Financial Corp.           74,100                               1,954

                                                                       112,027

TOTAL FINANCE                                                          460,511

HEALTH - 15.1%

DRUGS & PHARMACEUTICALS - 11.0%

Allergan, Inc.                    500,000                              47,250

Amgen, Inc. (a)                   3,472,700                            266,964

Biogen, Inc. (a)                  3,405,680                            234,353

Centocor, Inc. (a)                304,500                              16,976

Chiron Corp. (a)                  600,000                              15,038

Cytyc Corp. (a)                   619,000                              15,243

Forest Laboratories, Inc. (a)     407,000                              20,859

Genentech, Inc.                   7,000                                994

Genzyme Corp. (General            100,000                              5,656
Division)

Immunex Corp. (a)                 927,500                              104,692

Martek Biosciences (a)            300,000                              2,981

Medimmune, Inc. (a)               287,200                              22,940

QLT PhotoTherapeutics, Inc.       134,100                              8,569
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Quintiles Transnational Corp.     500,000                             $ 19,000
(a)

Sepracor, Inc. (a)                317,200                              23,314

                                                                       804,829

MEDICAL EQUIPMENT & SUPPLIES
- 1.7%

Biomet, Inc.                      389,400                              14,164

Boston Scientific Corp. (a)       2,498,000                            101,325

Closure Medical Corp. (a)         120,000                              2,040

PSS World Medical, Inc. (a)       500,000                              5,156

U.S. Surgical Corp. rights        673                                  0
6/30/00 (a)

                                                                       122,685

MEDICAL FACILITIES MANAGEMENT
- 2.4%

Lincare Holdings, Inc. (a)(c)     3,162,500                            94,875

Oxford Health Plans, Inc. (a)     1,100,000                            19,663

PacifiCare Health Systems,        116,000                              7,910
Inc. Class A (a)

Quorum Health Group, Inc. (a)     800,000                              8,050

United HealthCare Corp.           300,000                              18,300

Wellpoint Health Networks,        348,900                              28,653
Inc. (a)

                                                                       177,451

TOTAL HEALTH                                                           1,104,965

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

ELECTRICAL EQUIPMENT - 0.9%

Adtran, Inc. (a)                  300,000                              11,344

ANTEC Corp. (a)                   400,000                              16,775

Ericsson (L.M.) Telefon AB        500,000                              16,031
ADR Class B

Oak Industries, Inc. (a)          200,000                              8,613

Vicor Corp. (a)                   700,000                              14,525

                                                                       67,288

MEDIA & LEISURE - 12.7%

BROADCASTING - 11.6%

AMFM, Inc. (a)                    1,846,200                            96,926

AT&T Corp. (Liberty Media         3,489,268                            129,103
Group) Class A (a)

Cablevision Systems Corp.         650,000                              45,378
Class A (a)

CAIS Internet, Inc.               502,900                              7,858

Clear Channel Communications,     462,926                              32,202
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Comcast Corp. Class A             11,438,880                          $ 440,397
(special)

EchoStar Communications Corp.     280,600                              19,186
Class A (a)

MIH Ltd.                          275,800                              8,067

Sinclair Broadcast Group,         1,625,000                            30,773
Inc. Class A (a)

USA Networks, Inc. (a)            700,000                              33,556

                                                                       843,446

RESTAURANTS - 1.1%

Outback Steakhouse, Inc. (a)      2,450,000                            81,769

TOTAL MEDIA & LEISURE                                                  925,215

NONDURABLES - 0.6%

FOODS - 0.6%

Nabisco Group Holdings Corp.      2,300,000                            43,125

RETAIL & WHOLESALE - 3.4%

APPAREL STORES - 0.3%

Ross Stores, Inc.                 416,400                              20,039

GENERAL MERCHANDISE STORES -
1.4%

Costco Companies, Inc. (a)        746,400                              55,793

Dollar Tree Stores, Inc. (a)      129,750                              5,490

Michaels Stores, Inc. (a)         700,000                              20,388

Nordstrom, Inc.                   264,800                              8,325

Stein Mart, Inc. (a)              1,984,400                            13,209

                                                                       103,205

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Bed Bath & Beyond, Inc. (a)       1,200,000                            40,725

PETsMART, Inc. (a)                4,000,000                            30,250

Staples, Inc. (a)                 1,841,975                            53,187

                                                                       124,162

TOTAL RETAIL & WHOLESALE                                               247,406

SERVICES - 0.2%

On Assignment, Inc. (a)           178,100                              5,076

Robert Half International,        300,000                              7,931
Inc. (a)

                                                                       13,007

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - 33.8%

COMMUNICATIONS EQUIPMENT - 5.6%

Aspect Telecommunications         1,800,200                           $ 20,252
Corp. (a)

Cisco Systems, Inc. (a)           3,201,376                            198,885

Newbridge Networks Corp. (a)      1,100,000                            29,211

Nokia AB sponsored ADR            1,200,000                            102,075

Pairgain Technologies, Inc.       100,000                              944
(a)

Tellabs, Inc. (a)                 1,000,000                            61,563

                                                                       412,930

COMPUTER SERVICES & SOFTWARE
- 18.7%

Amdocs Ltd. (a)                   300,000                              7,988

Ariba, Inc.                       501,900                              44,967

Aspect Development, Inc. (a)      1,161,700                            22,944

At Home Corp. Series A (a)        3,766,510                            172,082

Audible, Inc.                     104,800                              1,114

Axent Technologies, Inc.          2,506,400                            35,090
(a)(c)

CBT Group PLC sponsored ADR       1,300,000                            36,400
(a)

Clarify, Inc. (a)                 408,800                              13,465

Compuware Corp. (a)               2,007,300                            55,703

Concord Communications, Inc.      60,000                               2,460
(a)

Electronics for Imaging, Inc.     1,153,300                            63,215
(a)

Fiserv, Inc. (a)                  893,925                              26,650

Genesys Telecommunications        300,000                              8,250
Laboratories, Inc. (a)

International Integration,        88,700                               1,863
Inc. (a)

Intuit, Inc. (a)                  204,400                              16,722

ISS Group, Inc. (a)               102,200                              2,223

Legato Systems, Inc. (a)          1,219,000                            87,159

Microsoft Corp. (a)               7,484,200                            642,229

National Instrument Corp. (a)     100,000                              4,475

Netegrity, Inc. (a)(c)            700,000                              14,700

Networks Associates, Inc. (a)     197,800                              3,462

Oracle Corp. (a)                  770,500                              29,327

Peregrine Systems, Inc. (a)       700,000                              20,913

Phone.com, Inc.                   2,600                                162

Synopsys, Inc. (a)                600,000                              36,113

Vantive Corp. (a)                 150,000                              1,402

VeriSign, Inc. (a)                68,400                               5,070

Veritas Software Corp. (a)        200,000                              11,225

Visual Networks, Inc. (a)         50,000                               1,803

                                                                       1,369,176

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 5.5%

Adaptec, Inc. (a)                 800,000                             $ 31,100

Computer Network Technology       100,000                              1,444
Corp. (a)

Comverse Technology, Inc. (a)     1,703,750                            128,740

Copper Mountain Networks,         1,600                                194
Inc.

Dell Computer Corp. (a)           899,200                              36,755

Emulex Corp. (a)                  245,300                              27,627

F5 Networks, Inc.                 10,700                               535

Gadzoox Networks, Inc.            302,800                              22,786

Juniper Networks, Inc.            12,000                               1,949

Maxtor Corp.                      1,900,000                            10,272

Quantum Corp. (a)                 5,331,700                            118,964

Sun Microsystems, Inc. (a)        300,000                              20,363

                                                                       400,729

ELECTRONIC INSTRUMENTS - 0.2%

Applied Materials, Inc. (a)       100,000                              7,194

Novellus Systems, Inc. (a)        117,000                              7,532

                                                                       14,726

ELECTRONICS - 3.8%

Altera Corp. (a)                  233,700                              8,472

Arm Holdings PLC sponsored        1,400,000                            66,325
ADR (a)

Broadcom Corp. Class A (a)        141,900                              17,099

Brocade Communications            226,900                              26,859
Systems, Inc.

EFTC Corp. (a)(c)                 870,000                              2,501

Intel Corp.                       1,293,200                            89,231

Lattice Semiconductor Corp.       200,000                              11,475
(a)

Linear Technology Corp.           200,000                              12,275

Microchip Technology, Inc. (a)    200,000                              10,025

PMC-Sierra, Inc. (a)              166,800                              13,052

Sanmina Corp. (a)                 150,000                              9,797

Vitesse Semiconductor Corp.       186,100                              11,887
(a)

                                                                       278,998

TOTAL TECHNOLOGY                                                       2,476,559

TRANSPORTATION - 3.3%

AIR TRANSPORTATION - 2.0%

Comair Holdings, Inc.             2,235,000                            54,618

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TRANSPORTATION - CONTINUED

AIR TRANSPORTATION - CONTINUED

Midwest Express Holdings,         641,750                             $ 21,338
Inc. (a)

Northwest Airlines Corp.          2,260,400                            72,615
Class A (a)

                                                                       148,571

TRUCKING & FREIGHT - 1.3%

Air Express International         665,800                              17,810
Corp.

Expeditors International of       1,304,600                            40,524
Washington, Inc.

USFreightways Corp.               560,000                              27,650

Yellow Corp. (a)                  500,000                              8,563

                                                                       94,547

TOTAL TRANSPORTATION                                                   243,118

UTILITIES - 11.3%

CELLULAR - 1.1%

QUALCOMM, Inc.                    403,600                              62,962

UnitedGlobalCom, Inc. (a)         269,400                              20,373

                                                                       83,335

ELECTRIC UTILITY - 0.1%

Illinova Corp.                    157,000                              5,161

GAS - 0.3%

Columbia Gas System, Inc.         249,200                              14,827

Dynegy, Inc.                      200,000                              4,800

                                                                       19,627

TELEPHONE SERVICES - 9.8%

Intermedia Communications,        200,000                              5,513
Inc. (a)

Level 3 Communications, Inc.      100,000                              5,300
(a)

MCI WorldCom, Inc. (a)            7,086,204                            584,612

McLeodUSA, Inc. Class A (a)       2,157,400                            64,317

Metromedia Fiber Network,         911,200                              29,272
Inc. Class A (a)

Pacific Gateway Exchange,         100,000                              2,450
Inc. (a)

Qwest Communications              219,500                              6,475
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Time Warner Telecom, Inc.         190,000                             $ 5,914

WinStar Communications, Inc.      300,000                              15,750
(a)

                                                                       719,603

TOTAL UTILITIES                                                        827,726

TOTAL COMMON STOCKS                                                    6,952,551
(Cost $4,881,728)

CASH EQUIVALENTS - 5.0%

                                 MATURITY AMOUNT (000S)

Investments in repurchase        $ 4,972                               4,970
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.06%,
dated 7/30/99 due 8/2/99

                                 SHARES

Taxable Central Cash Fund (b)     364,368,933                          364,369

TOTAL CASH EQUIVALENTS                                                 369,339
(Cost $369,339)

TOTAL INVESTMENT IN                                                   $ 7,321,890
SECURITIES - 100%
(Cost $5,251,067)


LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.06%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

INCOME TAX INFORMATION

At July 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,276,833,000. Net unrealized appreciation aggregated $2,045,057,000, of which
$2,278,852,000 related to appreciated investment securities and $233,795,000 related to depreciated investment securities.

The fund hereby designates approximately $275,332,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                      JULY 31, 1999

ASSETS

Investment in securities, at             $ 7,321,890
value (including repurchase
agreements of $4,970) (cost
$5,251,067) -  See
accompanying schedule

Receivable for investments                14,301
sold

Receivable for fund shares                14,455
sold

Dividends receivable                      191

Interest receivable                       1,566

Other receivables                         1,621

 TOTAL ASSETS                             7,354,024

LIABILITIES

Payable for investments        $ 27,805
purchased

Payable for fund shares         23,736
redeemed

Accrued management fee          3,198

Other payables and accrued      1,686
expenses

 TOTAL LIABILITIES                        56,425

NET ASSETS                               $ 7,297,599

Net Assets consist of:

Paid in capital                          $ 4,496,929

Accumulated undistributed net             729,843
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               2,070,827
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 141,613                  $ 7,297,599
shares outstanding

NET ASSET VALUE, offering                 $51.53
price and redemption price
per share ($7,297,599
(divided by) 141,613 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS            YEAR
                                ENDED JULY 31, 1999

INVESTMENT INCOME                          $ 12,789
Dividends

Interest                                    19,224

 TOTAL INCOME                               32,013

EXPENSES

Management fee Basic fee         $ 35,418

 Performance adjustment           (7,619)

Transfer agent fees               12,241

Accounting fees and expenses      881

Non-interested trustees'          31
compensation

Custodian fees and expenses       118

Registration fees                 766

Audit                             59

Legal                             31

Miscellaneous                     6

 Total expenses before            41,932
reductions

 Expense reductions               (831)     41,101

NET INVESTMENT INCOME (LOSS)                (9,088)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            756,541
(including realized gain
(loss) of   ($17,710) on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (75)      756,466

Change in net unrealized                    1,083,299
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             1,839,765

NET INCREASE (DECREASE) IN                 $ 1,830,677
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED  JULY 31,  YEAR ENDED  JULY 31,
                                 1999                  1998


INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (9,088)             $ (13,687)
income (loss)

 Net realized gain (loss)         756,466               564,676

 Change in net unrealized         1,083,299             (90,852)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,830,677             460,137
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (266,093)             (272,886)
from net realized gains

Share transactions Net            4,757,859             3,562,844
proceeds from sales of shares

 Reinvestment of distributions    260,154               267,122

 Cost of shares redeemed          (3,777,986)           (3,547,368)

 NET INCREASE (DECREASE) IN       1,240,027             282,598
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       2,804,611             469,849
IN NET ASSETS

NET ASSETS

 Beginning of period              4,492,988             4,023,139

 End of period                   $ 7,297,599           $ 4,492,988

OTHER INFORMATION
Shares

 Sold                             108,722               94,593

 Issued in reinvestment of        8,336                 7,806
distributions

 Redeemed                         (87,687)              (94,757)

 Net increase (decrease)          29,371                7,642

FINANCIAL HIGHLIGHTS

YEARS ENDED JULY 31,             1999      1998      1997      1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 40.03   $ 38.46   $ 31.20   $ 31.09  $ 22.42
period

Income from Investment
Operations

Net investment income (loss)      (.07) C   (.12) C   (.05) C   .13      .09

Net realized and  unrealized      13.95     4.21      11.71     1.80     8.79
gain (loss)

Total from investment             13.88     4.09      11.66     1.93     8.88
operations

Less Distributions

 From net investment income       -         -         (.08)     (.02)    (.09)

From net realized gain            (2.38)    (2.52)    (4.32)    (1.80)   (.12)

Total distributions               (2.38)    (2.52)    (4.40)    (1.82)   (.21)

Net asset value, end of period   $ 51.53   $ 40.03   $ 38.46   $ 31.20  $ 31.09

TOTAL RETURN A, B                 38.54%    11.87%    41.43%    6.43%    39.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,298   $ 4,493   $ 4,023   $ 2,635  $ 2,110
(in millions)

Ratio of expenses to average      .75%      .76%      .85%      .83%     .82%
net assets

Ratio of expenses to  average     .74% D    .75% D    .84% D    .82% D   .81% D
net assets  after expense
reductions

Ratio of net investment           (.16)%    (.32)%    (.15)%    .42%     .35%
income (loss) to average net
assets

Portfolio turnover rate           117%      125%      147%      133%     62%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $6,810,694,000 and $6,113,107,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .50% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $68,000 on sales of shares of the fund all of which was retained. Effective September 30, 1998, the fund's 3% sales charge was eliminated.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $173,000 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $539,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $285,000, respectively, under these arrangements.

6. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS

AFFILIATE                         PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Aspect Telecommunications         $ 1,857            $ 6,795         $ -                  $ -
Corp.

Axent Technologies, Inc.           15,328             -               -                    35,090

Davox Corp.                        2,125              10,128          -                    -

EFTC Corp.                         543                -               -                    2,501

Galileo Technology Ltd.            1,742              14,937          -                    -

Lattice Semiconductor Corp.        -                  1,282           -                    -

Lincare Holdings, Inc.             6,116              -               -                    94,875

Netegrity, Inc.                    -                  -               -                    14,700

TOTALS                            $ 27,711           $ 33,142        $ -                  $ 147,166


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity OTC Portfolio (a fund of Fidelity Securities Fund) at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity OTC Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
September 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity OTC Portfolio voted to pay on September 7, 1999, to shareholders of record at the opening of business on September 3, 1999, a distribution of $4.16 per share derived from capital gains realized from sales of portfolio securities.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
Robert Bertelson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

OTC-ANN-0999  83750
1.536191.102

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund (registered trademark)
Contrafund(registered trademark) I I
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com